UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number	811-21237

Unified Series Trust

(Exact name of registrant as specified in charter)

2960 N. Meridian St.

Indianapolis, IN	46208
(Address of principal executive offices)	(Zip code)

Christopher E. Kashmerick

Unified Fund Services, Inc.

2960 N. Meridian St. Suite 300

Indianapolis, IN 46208

(Name and address of agent for service)

Registrant's telephone number, including area code:	317-917-7000

Date of fiscal year end:	12/31

Date of reporting period:	12/31/2009

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Crawford Dividend Growth Fund

Annual Report

December 31, 2009

Fund Advisor:

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW, Suite 1650

Atlanta, Georgia 30339

For a prospectus and more information, including charges and expenses call 1-800-431-1716. The prospectus should be read carefully before investing. Past performance does not guarantee future results. Shares when redeemed may be worth more or less than their original cost.

Distributed by Unified Financial Securities, Inc., Member FINRA, 2960 N. Meridian St. Suite 300, Indianapolis, IN 46208.

Crawford Dividend Growth Fund

Management’s Discussion & Analysis

For the twelve months ended December 31, 2009, the Crawford Dividend Growth Fund Class C shares returned 16.53% and Class I shares returned 17.37%. The Russell 1000 Value Index returned 19.69% and the S&P 500 Index returned 26.47% for the same period. During the course of 2009, it was the Fund’s policy to remain fully invested in common stocks, which we classify as 95% or greater of the Fund’s assets.

In 2009, the Fund performed as we expected and we were pleased to earn what we view as an attractive return after most investors suffered significant losses in 2008. High quality is a hallmark characteristic of the portfolio and we believe owning high quality companies with attractive valuations is a prudent way to generate attractive long-term returns. We were pleased that the conservative elements of the portfolio helped the Fund decline less than the overall market in 2008. In 2009, the stock market began to discount an economic recovery. Lower quality stock prices appreciated significantly in 2009 as they bounced off their lows. Our emphasis on high quality prevented us from owning many of the stocks which had the largest declines in 2008 and early 2009. As a result, the Fund did not fully benefit from the dramatic recovery in some of the more volatile areas of the market.

On December 31, 2009, 73% of the portfolio’s assets were invested in stocks with an S&P Quality rating of A- or better versus a weighting of 38% for the S&P 500 Index and 33% for the Russell 1000 Value Index. The Fund has always had higher representation in this area, and we anticipate continuing to maintain this posture.

As we enter 2010, the financial markets are evidencing concern over the strength of the economic recovery. While we expect overall growth, particularly in the first half of the year, we believe the stock market is already discounting the economic improvement. We believe that the high quality nature of the Fund’s holdings, along with the attractive dividend yield and dividend growth, positions us well for a period of slower economic growth. Inflation should remain well contained, and valuations on large U.S. stocks appear attractive. We believe the Fund is positioned to earn attractive returns relative to other investment styles as investors become more interested in high quality, dividend paying stocks.

Thank you for your investment in the Crawford Dividend Growth Fund.

The views expressed are those of the investment advisor as of December 31, 2009, and are not intended as a forecast or as investment recommendations.

Investment Results– (Unaudited)

* In compliance with SEC guidelines, these returns are presented above with and without a deduction of maximum sales charges and other non-recurring fees. The returns shown assume reinvestment of all capital gains and dividend distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns are shown for each of the required periods and reflect any changes in price per share over those periods. Class C shares are sold with no initial sales charge, but are subject to a Contingent Deferred Sales Charge (CDSC) of 1.00% if redeemed less than one year after purchase and an annual 12b-1 fee of 1.00%.

** The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The Index returns do not reflect the deduction of expenses, which have been deducted from the Fund’s returns. The Index returns assume reinvestment of all distributions and do not reflect the deduction of taxes and fees. Individuals cannot invest directly in the S&P 500® Index or the Russell 1000 Value Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-800-431-1716.

The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. The prospectus contains this and other important information about the Fund and may be obtained by calling the same number as above. Please read it carefully before investing.

The Fund is distributed by Unified Financial Securities, Inc. Member FINRA.

The chart above assumes an initial investment of $10,000 made on January 27, 2004 (commencement of Fund operations) and held through December 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on January 5, 2004 (commencement of Fund operations) and held through December 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The S&P 500® Index and the Russell 1000 Value Index are widely recognized unmanaged indices of equity prices and are representative of a broader market and range of securities than are found in the Fund’s portfolio. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, to obtain performance data current to the most recent month end, or to obtain a prospectus please call 1-800-431-1716. The Fund’s prospectus contains important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

Fund Holdings– (Unaudited)

1As a percentage of net assets

2 Common Stock.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders.

Availability of Portfolio Schedule– (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Fund’s Expenses– (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including contingent deferred sales charges (loads) for Class C shares of the Fund; short-term redemption fees; and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees (for Class C shares of the Fund) and other Fund expenses.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 to December 31, 2009.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses should not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs such as the contingent deferred sales charge (load) imposed on redemptions of Class C shares made less than one year after purchase. The second line of each table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. If incurred, the contingent deferred sales charge (load) imposed by the Fund would increase your expenses.

Crawford Dividend Growth Fund – Class C	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period* (July 1, 2009 – December 31, 2009)
Actual	$1,000.00	$1,166.73	$10.92
Hypothetical **	$1,000.00	$1,015.12	$10.16
*Expenses are equal to the Fund’s annualized expense ratio of 2.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund – Class I	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period* (July 1, 2009 – December 31, 2009)
Actual	$1,000.00	$1,172.23	$5.48
Hypothetical **	$1,000.00	$1,020.16	$5.09
*Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Crawford Dividend Growth Fund
Schedule of Investments
December 31, 2009

Common Stocks - 99.39%	Shares	Value

Accident & Health Insurance - 2.93%
PartnerRe Ltd.	22,625	$ 1,689,182

Beverages - 3.00%
PepsiCo, Inc.	28,525	1,734,320

Computer & Office Equipment - 3.01%
International Business Machines Corp. (IBM)	13,300	1,740,970

Crude Petroleum & Natural Gas - 3.89%
EOG Resources, Inc.	4,850	471,905
Questar Corp.	42,750	1,777,117
		2,249,022

Drilling Oil & Gas Wells - 1.97%
Helmerich & Payne, Inc.	28,550	1,138,574

Electric Services - 2.94%
Progress Energy, Inc.	41,475	1,700,890

Footwear (No Rubber) - 2.88%
Wolverine World Wide, Inc.	61,050	1,661,781

General Industrial Machinery & Equipment - 2.96%
Illinois Tool Works, Inc.	35,675	1,712,043

Insurance Agents, Brokers & Service- 3.01%
Arthur J. Gallagher & Co.	77,225	1,738,335

Investment Advice - 2.87%
Federated Investors, Inc. - Class B	60,325	1,658,938

Miscellaneous Food Preparations & Kindred Products - 3.00%
McCormick & Co., Inc.	48,000	1,734,240

National Commercial Banks - 2.78%
Cullen/Frost Bankers, Inc.	32,175	1,608,750

Paints, Varnishes, Lacquers, Enamels & Allied Products - 2.90%
Valspar Corp. / The	61,650	1,673,181

Petroleum Refining - 7.96%
Chevron Corp.	24,075	1,853,534
Exxon Mobil Corp.	24,100	1,643,379
Holly Corp.	43,050	1,103,372
		4,600,285

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 99.39% - continued	Shares	Value

Pharmaceutical Preparations - 8.97%
Abbott Laboratories	32,100	$ 1,733,079
Johnson & Johnson	26,925	1,734,239
Merck & Co., Inc.	46,900	1,713,726
		5,181,044

Retail - Drug Stores and Proprietary Stores - 2.99%
Walgreen Co.	47,075	1,728,594

Retail - Lumber & Other Building Materials Dealers - 3.05%
Lowe's Companies, Inc.	75,250	1,760,097

Savings Institutions, Not Federally Chartered - 2.77%
Hudson City Bancorp, Inc.	116,675	1,601,948

Security & Commodity Brokers, Dealers, Exchanges & Services - 3.22%
T. Rowe Price Group, Inc.	34,900	1,858,425

Semiconductors & Related Devices - 6.09%
Intel Corp.	84,900	1,731,960
Linear Technology Corp.	58,450	1,785,063
		3,517,023

Ship & Boat Building & Repairing - 2.99%
General Dynamics Corp.	25,300	1,724,701

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.99%
Procter & Gamble Company / The	28,475	1,726,439

State Commercial Banks - 3.23%
Northern Trust Corp.	35,575	1,864,130

Surgical & Medical Instruments & Apparatus - 3.03%
Stryker Corp.	34,725	1,749,098

Telephone Communications - 5.71%
AT&T, Inc.	58,150	1,629,945
Verizon Communications, Inc.	50,425	1,670,580
		3,300,525

Trucking & Courier Services (No Air) - 2.81%
United Parcel Service, Inc. - Class B	28,250	1,620,703

Wholesale - Durable Goods - 2.70%
W.W. Grainger, Inc.	16,100	1,558,963

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 99.39% - continued	Shares	Value

Wholesale - Motor Vehicle Supplies & New Parts - 2.74%
Genuine Parts Co.	41,700	$ 1,582,932

TOTAL COMMON STOCKS (Cost $52,541,000)		57,415,133

Money Market Securities - 2.38%
Federated Prime Obligations Fund, 0.11% (a)	1,372,028	1,372,028

TOTAL MONEY MARKET SECURITIES (Cost $1,372,028)		1,372,028

TOTAL INVESTMENTS (Cost $53,913,028) - 101.77%		$ 58,787,161

Liabilities in excess of other assets - (1.77)%		(1,019,676)

TOTAL NET ASSETS - 100.00%		$ 57,767,485

(a) Variable rate security; the money market rate shown represents the rate at December 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Assets and Liabilities
December 31, 2009

Assets
Investments in securities, at fair value (cost $53,913,028)	$ 58,787,161
Dividends receivable	127,821
Receivable for Fund shares sold	35,367
Prepaid expenses	16,447
Interest receivable	215
Total assets	58,967,011

Liabilities
Payable for investments purchased	1,120,063
Payable for Fund shares redeemed	23,694
Payable to Advisor	20,098
Payable to fund administrator, fund accountant & transfer agent	12,425
Accrued 12b-1 fees, Class C	5,013
Payable to custodian	1,326
Payable to trustees and officers	1,181
Accrued expenses	15,726
Total liabilities	1,199,526

Net Assets	$ 57,767,485

Net Assets consist of:
Paid in capital	$ 58,408,050
Accumulated undistributed net investment income	9,214
Accumulated net realized gain (loss) from investment transactions	(5,523,912)
Net unrealized appreciation (depreciation) on investments	4,874,133

Net Asset Value	$ 57,767,485

Class C:

Net Assets	$ 2,459,375

Shares outstanding (unlimited number of shares authorized)	257,415

Net asset value and offering price per share	$ 9.55

Redemption price per share ($9.55 * 0.99) (b)	$ 9.45

Class I:

Net Assets	$ 55,308,110

Shares outstanding (unlimited number of shares authorized)	5,778,629

Net asset value, offering and redemption price per share	$ 9.57

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Fund charges a 1.00% contingent deferred sales charge ("CDSC") on Class C shares redeemed less than one year after they are purchased.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statement of Operations
For the fiscal year ended December 31, 2009

Investment Income
Dividend income	$1,071,407
Interest income	2,788
Total Income	1,074,195

Expenses
Investment advisor fees (a)	348,089
12b-1 fees, Class C (a)	10,306
Transfer agent expenses	49,159
Administration expenses	45,448
Fund accounting expenses	27,227
Legal expenses	22,779
Registration expenses	14,575
Auditing expenses	14,495
Custodian expenses	9,133
Trustee expenses	8,835
CCO expenses	7,903
Pricing expenses	4,351
Report printing expenses	3,912
Insurance expenses	3,502
Miscellaneous expenses	1,894
Total Expenses	571,608
Fees waived and expenses reimbursed by Advisor (a)	(213,212)
Net operating expenses	358,396
Net Investment Income	715,799

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on investment securities	(1,799,341)
Change in unrealized appreciation (depreciation) on investment securities	7,758,129
Net realized and unrealized gain (loss) on investment securities	5,958,788
Net increase in net assets resulting from operations	$6,674,587

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund
Statements of Changes In Net Assets

	Year ended	Year ended
Increase (Decrease) in Net Assets Due To:	December 31, 2009	December 31, 2008
Operations:
Net investment income	$ 715,799	$ 586,472
Net realized gain (loss) on investment securities	(1,799,341)	(3,455,680)
Change in unrealized appreciation (depreciation) on investment securities	7,758,129	(7,449,862)
Net increase (decrease) in net assets resulting from operations	6,674,587	(10,319,070)

Distributions to shareholders:
From net investment income, Class C	(22,096)	(3,088)
From net investment income, Class I	(703,905)	(563,968)
Change in net assets from distributions	(726,001)	(567,056)

Capital Share Transactions - Class C
Proceeds from shares sold	2,003,620	86,350
Reinvestment of distributions	21,035	3,083
Amount paid for shares redeemed	(89,833)	(73,536)
Net increase (decrease) in net assets resulting
from Class C share transactions	1,934,822	15,897

Capital Share Transactions - Class I
Proceeds from shares sold	30,768,158	3,868,758
Reinvestment of distributions	684,984	548,504
Amount paid for shares redeemed	(5,669,639)	(9,931,238)
Net increase (decrease) in net assets resulting
from Class I share transactions	25,783,503	(5,513,976)

Net increase (decrease) in net assets resulting
from share transactions	27,718,325	(5,498,079)

Total increase (decrease) in Net Assets	33,666,911	(16,384,205)

Net Assets
Beginning of year	24,100,574	40,484,779

End of year	$ 57,767,485	$ 24,100,574

Accumulated undistributed net investment income included in
net assets at end of year	$ 9,214	$ 19,416

Capital Share Transactions - C Shares
Shares sold	227,490	9,011
Shares issued in reinvestment of distributions	2,207	374
Shares redeemed	(10,664)	(8,087)

Net increase (decrease) from capital share transactions	219,033	1,298

Capital Share Transactions - I Shares
Shares sold	3,497,455	398,195
Shares issued in reinvestment of distributions	71,726	66,891
Shares redeemed	(670,819)	(964,929)

Net increase (decrease) from capital share transactions	2,898,362	(499,843)

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class C
Financial Highlights
(For a share outstanding during the period)

	Year Ended		Year Ended		Year Ended	Year Ended	Year Ended
	December 31,		December 31,		December 31,	December 31,	December 31,
	2009		2008		2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 8.27		$ 11.84		$ 12.19	$ 10.57	$ 11.14
Income from investment operations:
Net investment income (loss)	0.04		0.10		0.06	0.07	0.06
Net realized and unrealized gain (loss)	1.33		(3.58)		(0.05)	1.62	(0.57)
Total from investment operations	1.37		(3.48)		0.01	1.69	(0.51)
Less Distributions to shareholders:
From net investment income	(0.09)		(0.09)		(0.06)	(0.07)	(0.06)
From net realized gain	-		-		(0.30)	-	-	(a)
Total distributions	(0.09)		(0.09)		(0.36)	(0.07)	(0.06)

Paid in capital from CDSC fees	-	(b)	-	(b)	-	-	-

Net asset value, end of year	$ 9.55		$ 8.27		$ 11.84	$ 12.19	$ 10.57

Total Return (c)	16.53%		-29.41%		0.11%	16.02%	-4.54%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 2,459		318		$ 439	$ 379	$ 368
Ratio of expenses to average net assets	2.00%		2.00%		2.00%	2.00%	2.00%
Ratio of expenses to average net assets
before waiver & reimbursement	2.61%		2.77%		2.68%	2.76%	2.18%
Ratio of net investment income to
average net assets	1.09%		0.82%		0.44%	0.57%	0.37%
Ratio of net investment income (loss) to
average net assets before waiver & reimbursement	0.48%		0.05%		(0.24)%	(0.19)%	0.20%
Portfolio turnover rate	22.56%		35.52%		32.97%	35.04%	34.53%

(a) Distribution rounds to less than $0.005 per share
(b) CDSC fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends. The returns stated do not include effect of the CDSC fee.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund - Class I
Financial Highlights
(For a share outstanding during the period)

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,
	2009	2008	2007	2006	2005

Selected Per Share Data
Net asset value, beginning of year	$ 8.26	$ 11.85	$ 12.19	$ 10.58	$ 11.13
Income from investment operations:
Net investment income	0.12	0.21	0.18	0.18	0.13
Net realized and unrealized gain (loss)	1.31	(3.60)	(0.04)	1.60	(0.55)
Total from investment operations	1.43	(3.39)	0.14	1.78	(0.42)
Less Distributions to shareholders:
From net investment income	(0.12)	(0.20)	(0.18)	(0.17)	(0.13)
From net realized gain	-	-	(0.30)	-	-	(a)
Total distributions	(0.12)	(0.20)	(0.48)	(0.17)	(0.13)

Net asset value, end of year	$ 9.57	$ 8.26	$ 11.85	$ 12.19	$ 10.58

Total Return (b)	17.37%	-28.60%	1.20%	16.86%	-3.74%

Ratios and Supplemental Data
Net assets, end of period (000)	$ 55,308	$ 23,783	$ 40,046	$ 38,365	$ 30,927
Ratio of expenses to average net assets	1.00%	1.00%	1.00%	1.00%	1.00%
Ratio of expenses to average net assets
before waiver & reimbursement	1.61%	1.57%	1.43%	1.50%	1.55%
Ratio of net investment income to
average net assets	2.09%	1.82%	1.44%	1.60%	1.38%
Ratio of net investment income to
average net assets before waiver & reimbursement	1.48%	1.25%	1.01%	1.10%	0.83%
Portfolio turnover rate	22.56%	35.52%	32.97%	35.04%	34.53%

(a) Distribution rounds to less than $0.005 per share.
(b) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

*See accompanying notes which are an integral part of these financial statements.

Crawford Dividend Growth Fund

Notes to the Financial Statements

December 31, 2009

NOTE 1.	ORGANIZATION

Crawford Dividend Growth Fund (the “Fund”) was organized as a non-diversified series of Unified Series Trust (the “Trust”) on December 7, 2003. The Trust is a open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board of Trustees of the Trust (the “Board”). The investment objective of the Fund is to provide total return. The investment advisor to the Fund is Crawford Investment Counsel, Inc. (the “Advisor”).

The Fund currently offers two classes of shares, Class C and Class I. Class I shares were first offered to the public on January 5, 2004; and Class C shares were first offered to the public on January 27, 2004. Each share represents an equal proportionate interest in the assets and liabilities belonging to the Fund and is entitled to such dividends and distributions out of income belonging to the Fund as are declared by the Trustees. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or on matters expressly required to be voted on separately by state or federal law. Shares of each class of a series have the same voting and other rights and preferences as the other classes and series of the Trust for matters that affect the Trust as a whole. The Fund may offer additional classes of shares in the future.

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuation – All investments in securities are recorded at their estimated fair value as described in Note 3.

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

As of and during the fiscal year ended December 31, 2009, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for tax years prior to 2006.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). Expenses attributable to any class are borne by that class. Income, realized gains and losses, unrealized appreciation and depreciation, and expenses are allocated to each class based on the net assets of that class in relation to the relative net assets of the Fund.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 2.	SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions – Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The Fund intends to distribute its net investment income, net realized long-term capital gains and net realized short-term capital gains at least once a year. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. For the fiscal year ended December 31, 2009, there were no such reclassifications.

Contingent Deferred Sales Charges – With respect to Class C Shares, there is no initial sales charge on purchases; however, a contingent deferred sales charge (“CDSC”) of 1.00%, based on the lower of the shares’ cost or current net asset value (“NAV”), will be imposed on such purchases if the shares are redeemed less than 12 months after they are purchased. Any shares acquired by reinvestment of distributions will be redeemed without a CDSC. In determining whether a CDSC is payable, the Fund will first redeem shares not subject to any charge.

Subsequent events - In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through March 1, 2010, the date the financial statements were issued and determined there were no material subsequent events.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value such as a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

Equity securities, including common stocks, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, an equity security owned by the Fund will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities, (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity), are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund’s NAV calculation that may affect a security’s value, or the Advisor is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Fund invests in may default or otherwise cease to have market quotations readily available.

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 3.	SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS – continued

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2009:

Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Common Stocks*	$ 57,415,133	$ -	$ -	$ 57,415,133

Money Market Securities	1,372,028	-	-	1,372,028

Total	$ 58,787,161	$ -	$ -	$ 58,787,161

*Refer to Schedule of Investments for industry classifications.

The Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Fund did not hold any derivative instruments during the reporting period.

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to the approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse Fund expenses to maintain the Fund’s total annual operating expenses, excluding any 12b-1 fees (Class C shares only), brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, any indirect expenses (such as expenses incurred by other investment companies in which the Fund may invest) and extraordinary litigation expenses at 1.00% of its average daily net assets of the Fund through April 30, 2010. For the fiscal year ended December 31, 2009, the Advisor earned fees of $348,089 from the Fund, before waiver of fees. For the fiscal year ended December 31, 2009, the Advisor waived fees of $213,212. At December 31, 2009, the Fund owed $20,098 to the Advisor.

Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the Fund is able to make the repayment without exceeding the 1.00% expense limitation.

The amounts subject to repayment by the Fund, pursuant to the aforementioned conditions are as follows:

Recoverable through
Amount	December 31,

$ 178,374	2010
186,768	2011
213,212	2012

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2009, Unified earned fees of $45,448 for administrative services provided to the Fund. At December 31, 2009, the Fund owed Unified $5,116 for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”).

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 4.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES - continued

A Trustee of the Trust is a member of management at the Custodian. For the fiscal year ended December 31, 2009, the Custodian earned fees of $9,133 for custody services provided to the Fund. At December 31, 2009, the Fund owed the Custodian $1,326 for custody services.

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2009, Unified earned fees of $27,631 from the Fund for transfer agent services provided to the Fund and $21,528 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended December 31, 2009, Unified earned fees of $27,227 from the Fund for fund accounting services provided to the Fund. At December 31, 2009, the Fund owed Unified $2,837 for transfer agent services, $1,995 in reimbursement of out-of-pocket expenses and $2,477 for fund accounting services.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Fund. There were no payments made by the Fund to the Distributor during the fiscal year ended December 31, 2009. A Trustee is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor; such persons may be deemed to be affiliates of the Distributor.

The Fund has adopted a Distribution Plan for Class C shares, pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “Plan”), under which the class is authorized to incur expenses at a maximum annual rate of 1.00% of the average daily net assets for Class C, which includes up to 0.75% for distribution services and up to 0.25% for shareholder services. The 12b-1 payments are made to the Advisor, as the disbursing agent, to pay for eligible expenses. The expenses may include, but are not limited to, the following: (a) payments, including incentive compensation, to securities dealers or other financial intermediaries, financial institutions, investment advisors and others that are engaged in the sale of shares, or that may be advising shareholders of the Trust regarding the purchase, sale or retention of shares; (b) expenses of maintaining personnel (including personnel of organizations with which the Trust has entered into agreements related to the Plan) who engage in or support distribution of shares; (c) costs of preparing, printing and distributing prospectuses and statements of additional information and reports of the Fund for recipients other than existing shareholders of the Fund; (d) costs of formulating and implementing marketing and promotional activities, including, but not limited to, sales seminars, direct mail promotions and television, radio, newspaper, magazine and other mass media advertising; (e) costs of preparing, printing and distributing sales literature; (f) costs of obtaining such information, analyses and reports with respect to marketing and promotional activities as the Trust may, from time to time, deem advisable; and (g) costs of implementing and operating the Plan. The Plan is designed to promote the sale of shares of the Fund. The Plan is a compensation plan, which means that the compensation is provided regardless of 12b-1 expenses actually incurred. Pursuant to the Plan, the Board reviews, at least quarterly, a written report of the distribution expenses incurred on behalf of the Fund under the Plan. For the fiscal year ended December 31, 2009, the Class C shares incurred 12b-1 expenses of $10,306. At December 31, 2009, the Fund owed the Advisor $5,013 in 12b-1 fees.

NOTE 5.	INVESTMENT TRANSACTIONS

For the fiscal year ended December 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

Purchases	Amount
U.S. Government Obligations	$ -
Other	35,428,377
Sales
U.S. Government Obligations	$ -
Other	7,686,415

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 5.	INVESTMENT TRANSACTIONS - continued

At December 31, 2009, the net unrealized appreciation of investments for tax purposes was as follows:

Gross Appreciation	$ 5,540,727
Gross (Depreciation)	(783,051)

Net Appreciation
on Investments	$ 4,757,676

At December 31, 2009, the aggregate cost of securities for federal income tax purposes was $54,029,485.

NOTE 6.	ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund (or class) creates a presumption of control of the fund (or class), under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2009, Morgan Keegan & Co., for the benefit of its customers, owned 37.74% of the Class I shares and 52.82% of the Class C shares. Therefore, Morgan Keegan & Co. may be deemed to control the Fund.

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS

On December 21, 2009, the Fund paid an income distribution of $0.1241 per share to Class I shareholders of record on December 18, 2009.

On December 21, 2009, the Fund paid an income distribution of $0.0870 per share to Class C shareholders of record on December 18, 2009.

The tax character of distributions paid during the fiscal years 2009 and 2008 was as follows:

	2009		2008
Distributions paid from:	Class I	Class C	Class I	Class C
Ordinary income	$ 703,905	$22,096	$ 563,968	$ 3,088
Long-term Capital Gain	-	-	-	-
	$ 703,905	$22,096	$ 563,968	$ 3,088

Crawford Dividend Growth Fund

Notes to the Financial Statements – continued

December 31, 2009

NOTE 8.	DISTRIBUTIONS TO SHAREHOLDERS - continued

At December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Accumulated undistributed ordinary income	$ 9,214
Capital Loss Carryforward	(5,407,455)
Unrealized appreciation	4,757,676

$ (640,565)

The difference between book basis and tax basis unrealized appreciation as of December 31, 2009, was attributable primarily to the tax deferral of losses on wash sales in the amount of $116,457.

NOTE 9.	CAPITAL LOSS CARRYFORWARD

At December 31, 2009, the Fund has available for federal tax purposes an unused capital loss carryforward of $5,407,455, which is available for offset against future taxable net capital gains. To the extent that these carryforwards are used to offset future gains, it is probable that the amount offset will not be distributed to shareholders. The carryforward expires as follows:

Amount	Expires December 31,

$ 2,357,926	2016
3,049,529	2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

Crawford Dividend Growth Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Crawford Dividend Growth Fund (the “Fund”), a series of the Unified Series Trust,as of December 31, 2009, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Crawford Dividend Growth Fund as of December 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 1, 2010

TRUSTEES AND OFFICERS(Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 34) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of December 31, 2009.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (800) 431-1716 to request a copy of the SAI or to make shareholder inquiries.

MANAGEMENT AGREEMENT RENEWAL (Unaudited)

The continuation of the Fund’s Management Agreement (“Agreement”) between the Trust and Crawford Investment Counsel, Inc. (“Crawford” or the “Advisor”) was considered by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the

“Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on November 9, 2009. The Chairman of the Board advised that the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full board renew the Agreement.

The Committee members noted that all participants acknowledged receiving and reviewing the materials compiled by the Administrator and provided in advance of the meeting. They noted that no changes are proposed to the Fund’s Management Agreement. The Committee noted that the Advisor would continue capping certain operating expenses of the Fund at the current level. It was noted that the materials specifically provided to the Advisory Contract Renewal Committee included the following information: (i) executed copies of the Fund’s Management Agreement and current expense cap side letter, (ii) a letter from the Administrator to the Advisor setting forth, and the Advisor’s response to, a detailed series of questions regarding, among other things, the Advisor’s services to the Fund, its profitability from managing the Fund and ideas for future growth for the Fund, (iii) a certification from the Trust’s CCO that the Fund’s Advisor had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Fund, (iv) the Advisor’s Form ADV Part I and II and accompanying schedules, (v) Advisor’s current balance sheet and income statement, (vi) reports provided by the Administrator regarding the Fund’s performance for the year-to-date, past three months, and 1-, 3-, and 5-year periods and comparisons of the same to the Fund’s benchmark(s) and Morningstar peer group for the same periods, and (vii) reports provided by the Administrator comparing the Fund’s advisory fee and total expenses (after fee waivers and reimbursements) to the Fund’s peer group as determined by the Administrator. The Committee members recalled that after discussing the materials, they had contacted Crawford’s President and its compliance officer, and had interviewed them for approximately one-half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their recommendation to renew the Agreement. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Fund and the Advisor that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Agreement. As a result, the Committee summarized its review as follows:

The Nature, Extent and Quality of Services – The Committee noted that the Advisor manages approximately $2 billion in assets as of September 30, 2009. The Committee reviewed the responses from the Advisor as to the resources provided to the Fund, and considered the adequacy of such resources in light of the expected growth in the levels of Fund assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Committee noted that the Advisor provides two portfolio managers to manage the Fund, each of whom appears to have adequate experience to manage the Fund, and thus determined that the Advisor’s resources appear adequate. The Committee also noted that the Advisor also provides the support of various administrative staff, including the Advisor’s compliance officer, trader and two research analysts.

The Committee noted that, in addition to the Fund, the Advisor also manages certain separate accounts with investment objectives and strategies similar to the Fund. As a result, the Committee sought and received assurances from the Advisor that trades were being allocated fairly among the Fund and the separate accounts, given the potential for conflict of interest in managing the Fund and the separate accounts side-by-side. The Committee noted that various compliance reports had been provided regarding the Fund and the Advisor by the Administrator and the Trust’s CCO to the Board throughout the year. The CCO reported that the Fund’s investment policies and restrictions were consistently complied with during the last year.

MANAGEMENT AGREEMENT RENEWAL (Unaudited) - continued

The Committee further noted that it had received assurances from the Trust’s CCO that he had reviewed the Advisor’s compliance policies and procedures and determined that they appeared reasonably designed to prevent violation of federal securities laws.

Fund Performance – The Committee discussed the Fund’s performance and reviewed other materials provided by the Advisor and the Administrator with respect to such performance for the three months, and one-, three- and five-year periods ended August 31, 2009. The Committee noted that although the Fund had underperformed its peer group’s average return and the S&P 500 Index, the Fund had outperformed the Russell 1000 Value Index for the one- and three-year periods.

Fee Rates and Profitability – The Advisor’s compliance officer confirmed that the Advisor would continue capping certain operating expenses of the Fund at 1.00% (excluding typical non-operating costs and 12b-1 fees for Class C) through April 30, 2011. The Committee noted that, although the Advisor’s fee of 1.00% was higher than its peer group average, the net advisory fee, after fee waivers and reimbursements, was lower than the peer group median (which they determined was the appropriate comparison because there were several funds with negative net fees that skewed the average) with respect to each class of the Fund’s shares.

The Committee reviewed the Advisor’s financial statements as of June 30, 2009 and profitability analysis. The Committee members noted that the Fund’s assets constituted only a very small portion of the Advisor’s total assets under management. They also noted the management of the Fund was not expected to be profitable to the Advisor for 2009 due to the obligation to cap expenses.

The Committee noted that the Advisor reported that it has entered into soft dollar arrangements pursuant to which a portion of the Fund’s brokerage commissions are directed to brokers and dealers who provide the Advisor with research services. The Advisor reported that the Advisor allocates soft dollar products and services among its clients including the Fund on a pro rata basis and that average per share commission rates paid by the Fund were identical to commission rates paid by the Advisor’s private accounts for similar transactions.

Economies of Scale – In determining the reasonableness of the advisory fees, the Committee also considered whether economies of scale will be realized as the Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee noted that although the Fund’s assets are growing, it did not appear that the Advisor has begun to realize any significant economies of scale from managing the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Fund’s advisory fees (after waiver and reimbursement by Advisor) were reasonable, and that its members unanimously were recommending that the Board renew the Fund’s Management Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Advisor to the Fund, within the meaning of the 1940 Act, unanimously determined that the Fund’s Management Agreement was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 is available without charge upon request by (1) calling the Funds at (800) 431-1716 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Melissa K. Gallagher, President

John C. Swhear, Senior Vice-President

Chris E. Kashmerick, Treasurer and Chief Financial Officer

Lynn E. Wood, Chief Compliance Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

INVESTMENT ADVISOR

Crawford Investment Counsel, Inc.

600 Galleria Parkway NW

Suite 1650

Atlanta, GA 30339

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

3 to 1 Funds

3 to 1 Diversified Equity Fund

3 to 1 Strategic Income Fund

Annual Report

December 31, 2009

Fund Adviser:

Envestnet Asset Management, Inc.

35 East Wacker Drive, 24th Floor

Chicago, IL 60601

Toll Free (866) 616-4848

WWW.3to1funds.com

Management Discussion and Analysis

3 to 1 Diversified Equity Fund

The 3 to 1 Diversified Equity Fund returned 2.12% in the three months ended December 31, 2009, underperforming the MSCI World Index return of 4.20%. For the full year 2009, the Fund returned 35.88% as compared to the MSCI World Index return of 30.78%. Since its inception (January 31, 2008), the Fund has had an annualized return of -11.84%, while the MSCI World Index has generated an annualized return of -8.38% during the same period. The Fund is sub-advised by Aletheia Research and Management (“Aletheia”), The London Company (“TLC”) and Pictet Asset Management (“Pictet”).

It was indeed an interesting year for the equity markets in general. Once the market determined the Fed’s aggressive monetary actions were serving to avert a financial system collapse, the equity market enjoyed a significant rebound, with most major indices posting gains of more than 30% for the year.

Each of the Fund’s sub-advisors made a positive contribution to this performance in 2009. The Aletheia Large Cap Growth portfolio, The London Company Small Cap Core portfolio and the Pictet International portfolio each advanced more than 32% for the year. During the first three quarters, the domestic portfolio managers added value through overweights to the Energy and Materials sectors, although an underweight to Technology slightly offset those relative gains. On the international front, Pictet was able to generate excess returns through overweights to the Financials sector, which we believe rebounded strongly from dismal performance in 2008.

The Fund’s performance during 2009 highlights the opportunities for active managers we believe were able to identify shifts in market perception and expectations. The year was characterized by extreme swings in market sentiment, and the Fund’s sub-advisors were able to adroitly capitalize on these shifts, both through stock selection and identification of sectors that were likely to outperform. The Aletheia portfolio is a case in point. The portfolio team had maintained an overweight to economically sensitive sectors such as Energy and Materials, and benefited greatly as investors perceived that the economy would recover. The Aletheia portfolio remains overweight to these sectors, believing the global growth in demand from emerging economies is poised to grow significantly for many years to come. The Pictet portfolio team added to positions in Financials in the first half of the year, in the belief that these issues had been oversold. The portfolio benefited from a rebound in the sector, though it lagged slightly in the fourth quarter. Pictet has positioned the portfolio to benefit from the firm’s belief that earnings upgrades, rather than macro level news, will be the next driver of price multiples. The London Company Small Cap Core benefited from overweights to the Materials and Consumer Staples sectors as the economy began to recover. The London Company believes the consumer will remain in a tough position during 2010 and that the unemployment situation will remain lackluster. On the other hand, the firm believes that corporate America is in the opposite position to the consumer: corporate cash as a percentage total of assets is at its highest level since the 1960s, and companies have been good at reining in costs. The London Company believes that many companies are in financially enviable positions, and that there will be an increase in M&A activity by strategic buyers. Because of attractive valuations, some companies may garner premiums of 30-50%. The London Company believes that several companies within the portfolio could be potential takeout targets due to low multiples to price, strong free cash flow, and low debt relative to their peers.

3 to 1 Strategic Income Fund

For the three months ended December 31, 2009, the 3 to 1 Strategic Income Fund returned 3.68%, outpacing the benchmark Barclays Capital U.S. Aggregate Bond Index return of 0.20%. For the full year, the Fund also performed well, both in absolute terms and relative to the underlying benchmark. The 2009 return for the Fund was 31.79%, significantly outpacing the benchmark return of 5.93%. The Fund is sub-advised by Loomis, Sayles & Co. (“Loomis Sayles”) and SMH Capital Advisors (“SMH”).

As in the equity markets, the fixed income markets in 2009 afforded active managers the opportunity to add value over and above the benchmarks because of the volatile nature of the environment. During the tumultuous fourth quarter of 2008 and first quarter of 2009, investors flocked to riskless assets in an effort to protect capital. Once the government’s stimulus programs began to take hold in early 2009, and it became clear that the economy would avoid a further downward spiral, sentiment shifted, and credit spreads collapsed as investors began shifting fixed income assets from Treasurys to corporate bonds. Along the credit spectrum, the poorest performers of 2008 became the best performers in 2009. Managers positioning overweighting credits, particularly high yield, performed well with the decline in credit spreads.

Each of the Fund’s sub-advisors was able to adroitly take advantage of the opportunities presented in 2009. The Loomis Sayles Core Plus portfolio generated a return of 17.73% for the year, comfortably outpacing the benchmark’s 5.93% return. Throughout the year, Loomis Sayles maintained an overweight to credit sectors and underweight to Treasurys. In addition, a consistent underweight to mortgage-backed securities contributed positively to performance. A detractor from performance was the Loomis Sayles portfolio’s maturity structure, which was slightly longer than that of the benchmark.

For its part, the SMH High Yield portfolio generated a total return of 77.35% in 2009, comparing favorably to the 58.21% return of the Barclays Capital U.S. Corporate High Yield Index. Contributing to the positive absolute and relative performance in the fourth quarter and over the entire year was the portfolio’s overweight to bonds in the Financials and Homebuilders segments. We believe these issues enjoyed solid gains throughout the year as the prospects for the economy improved. In addition, many of the deeply discounted positions that contributed to underperformance in 2008 continued to post strong performance into the fourth quarter of 2009. SMH continued its focus on seeking to invest in companies that have repurchased a portion of their debt, believing such action is a good sign of a company’s financial discipline.

Envestnet Asset Management   The views in this report were those of the Investment Advisor and the Investment Sub-Advisors as of the date of this report, and may not reflect their views on the date the report is first published or anytime thereafter. These views are intended to assist the shareholders of the Funds in understanding their investments in the Funds and do not constitute investment advice.

Investments in smaller companies carry greater risk than is customarily associated with larger companies for various reasons such as volatility of earnings and prospects, higher failure rates, and limited markets, product lines or financial resources. Investing overseas involves special risks, including the volatility of currency exchange rates and, in some cases, limited geographic focus, political and economic instability, and relatively illiquid markets. Debt securities are subject to interest rate risk which is the risk that debt securities in a fund’s portfolio will declinein value because of increases in market interest rates. Please see the prospectus for a complete description of the risks associated with investing in the 3 to 1 Funds.

Total Returns as of December 31, 2009*

Past performance is no guarantee of future returns. Current performance may be higher or lower than the performance data shown. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than original cost. For performance current to the most recent month-end, please visit the Funds’ website at www.3to1funds.comor call 866-616-4848. Performance results reflect expense subsidies and waivers in effect; without these waivers, returns would have been less favorable.

*Return figures reflect any change in price per share and assume the reinvestment of all distributions and are not annualized unless otherwise noted.

**The inception date for both Funds is January 31, 2008.

***As disclosed in the Funds’ prospectus for the first fiscal period ended December 31, 2008.

The Manager contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s total annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), taxes, any indirect expenses (such as Fees and Expenses of Acquired Funds), any 12b-1 fees, and extraordinary litigation expenses, do not exceed 1.15% of the Fund’s average daily net assets. The contractual agreement is in effect through April 30, 2010. Each waiver or reimbursement by the Manager is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation.

****The MSCI World Index and the Barclays Capital U.S. Aggregate Bond Index are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of equity and fixed income prices and are representative of a broader market and range of securities than are found in the Funds’ portfolios.Individuals cannot invest directly in these Indices, however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

†The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

††The Custom Benchmark for the 3 to 1 Strategic Income Fund is comprised of 50% Barclays Capital US Aggregate Bond Index and 50% Barclays Capital US High Yield Intermediate Bond Index.

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The MSCI World Index is a widely recognized unmanaged index of common stock prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Index plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Diversified Equity Fund is comprised of 50% Russell 1000 Growth Index, 20% Russell 2000 Index and 30% MSCI EAFE Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

The chart above assumes an initial investment of $10,000 made on January 31, 2008 (commencement of Fund operations) and held through December 31, 2009. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

The Barclays Capital U.S. Aggregate Bond Index is a widely recognized unmanaged index of fixed income prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of an index. The Index returns do not include expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the stocks in the Indices plus the reinvestment of dividends and are not annualized. Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call 1-866-616-4848. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Custom Benchmark for the 3 to 1 Strategic Income Fund is 50% Barclays Capital US Aggregate Bond Index and 50% Barclays Capital US High Yield Intermediate Bond Index.

The Fund is distributed by Unified Financial Securities, Inc., member FINRA.

FUND HOLDINGS- (Unaudited)

1As a percent of net assets.

The 3 to 1 Diversified Equity Fund seeks to provide long-term capital appreciation and, secondarily, income.

1As a percent of net assets.

The 3 to 1 Strategic Income Fund seeks to provide total return. Total return is comprised of long-term capital appreciation and income.

Availability of Portfolio Schedules– (Unaudited)

The Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 through December 31, 2009).

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

3 to 1 Diversified Equity Fund	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period* July 1, 2009 - December 31, 2009
Actual	$1,000.00	$1,208.76	$6.40
Hypothetical **	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Equity Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

3 to 1 Strategic Income Fund	Beginning Account Value July 1, 2009	Ending Account Value December 31, 2009	Expenses Paid During the Period* July 1, 2009 - December 31, 2009
Actual	$1,000.00	$1,131.91	$6.18
Hypothetical **	$1,000.00	$1,019.41	$5.85

*Expenses are equal to the Strategic Income Fund’s annualized expense ratio of 1.15%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

3 to 1 Diversified Equity Fund
Schedule of Investments
December 31, 2009

Common Stocks - 92.63%	Shares	Value

Aerospace/Defense Equipment - 0.35%
BBA Aviation PLC	63,968	$ 169,397

Airlines - 0.16%
Cathay Pacific Airways, Ltd. (a)	41,000	76,563

Banks - 4.91%
Banco Santander SA	20,158	334,039
Bank of America Corp.	29,200	439,752
Bank Sarasin & Cie AG - Class B (a)	2,754	104,161
DBS Group Holdings, Ltd.	13,545	148,570
DnB NOR ASA (a)	16,106	174,950
Julius Baer Group, Ltd.	4,377	154,029
National Bank of Greece S.A. (a)	10,573	274,564
Societe Generale	6,062	425,732
Sumitomo Mitsui Financial Group, Inc.	5,357	152,202
UniCredit SpA (a)	58,730	197,382
		2,405,381

Batteries/Battery Systems - 0.63%
Energizer Holdings, Inc. (a)	3,170	194,258
Saft Groupe S.A.	2,331	112,905
		307,163

Breweries - 0.54%
Carlsberg A/S - Class B	3,591	265,882

Chemicals - 2.95%
Albemarle Corp.	13,400	487,358
Bayer AG	3,539	285,303
Monsanto Co.	2,155	176,171
NewMarket Corp.	4,291	492,478
		1,441,310

Coal - 0.09%
Centennial Coal Company, Ltd.	12,171	43,784

Consumer Products - 1.66%
Johnson & Johnson	6,270	403,851
Knoll, Inc.	14,060	145,240
Procter & Gamble Co./The	4,355	264,044
		813,135

Construction Materials & Services - 0.55%
Astaldi S.p.A.	13,863	119,039
Buzzi Unicem S.p.A.	6,442	104,255
Buzzi Unicem S.p.A. - Risparmio Shares	4,491	46,617
		269,911

Diversified Conglomerates - 0.55%
Jardine Matheson Holdings, Ltd.	8,894	268,421

Electric Power - 2.22%
AES Corp. (a)	22,500	299,475
Electricite de France (EDF)	2,907	173,336
International Power plc	27,523	137,371
Iride S.p.A.	47,000	89,684
SunPower Corp. - Class A (a)	15,845	375,210
Terna - Rete Elettrica Nationale SpA	3,151	13,562
		1,088,638

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 92.63% - continued	Shares	Value

Electronics - 5.07%
ALPS Electric Co., Ltd. (a)	7,300	$ 42,657
Asustek Computer, Inc.	42,000	81,151
Canon, Inc.	3,900	163,800
De La Rue plc	6,052	96,551
Dell, Inc. (a)	17,685	253,957
Emerson Electric Co.	8,565	364,869
General Cable Corp. (a)	5,865	172,548
International Business Machines Corp. (IBM)	7,045	922,190
Prysmian SpA	10,346	180,944
Synaptics, Inc. (a)	6,654	203,945
		2,482,612

Finance - 1.68%
American Express Co.	7,805	316,259
NASDAQ OMX Group, Inc./The (a)	11,855	234,966
Western Union Co.	14,250	268,612
		819,837

Firearms - 0.50%
Sturm, Ruger & Co, Inc.	25,000	242,500

Food & Beverages - 3.53%
Coca-Cola Co./The	17,785	1,013,745
Lance, Inc.	10,056	264,473
Nestle SA	9,289	451,062
		1,729,280

Gold, Platinum & Silver - 6.20%
Agnico-Eagle Mines, Ltd.	2,835	153,090
Barrick Gold Corp.	8,485	334,139
Coeur d'Alene Mines Corp. (a)	16,185	292,301
Goldcorp, Inc.	14,240	560,202
Newmont Mining Corp.	22,158	1,048,295
NovaGold Resources, Inc. (a)	48,160	295,221
Silver Wheaton Corp. (a)	23,425	351,843
		3,035,091

Hazardous Waste Disposal - 0.58%
EnergySolutions	33,453	284,016

Healthcare - 1.72%
Fresenius Medical Care AG & Co.	5,239	278,261
Owens & Minor, Inc.	7,370	316,394
Tenet Healthcare Corp. (a)	46,213	249,088
		843,743

Import/Export - 0.72%
DP World, Ltd.	228,303	98,170
ITOCHU Corp.	35,000	256,405
		354,575

Insurance - 5.86%
Aksigorta AS	17,654	61,243
Alleghany Corp. (a)	811	223,836
Allianz SE	1,974	248,180
Fondiaria - Sai S.p.A. - Risparmio Shares	19,336	218,189
ING Groep N.V. (a)	45,138	446,847

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 92.63% - continued	Shares	Value

Insurance - 5.86% - continued
Investors Title Co.	3,192	$ 99,271
Markel Corp. (a)	582	197,880
Montpelier Re Holdings, Ltd.	20,060	347,439
Tokio Marine Holdings, Inc.	10,100	274,483
Wesco Financial Corp.	735	252,105
White Mountains Insurance Group, Ltd.	848	282,096
Zurich Financial Services AG	980	214,713
		2,866,282

Investment Companies - 0.15%
Cheung Kong Infrastructure Holdings, Ltd.	19,643	74,857

Leisure & Entertainment - 3.54%
Carnival plc (a)	5,691	196,194
City Developments, Ltd.	8,000	65,869
Kangwon Land, Inc. (a)	6,130	86,859
MGM MIRAGE (a)	65,885	600,871
Sol Melia, S.A.	22,678	191,966
William Hill plc	43,686	130,994
Wynn Macau, Ltd. (a)	62,363	76,807
Wynn Resorts, Ltd.	6,555	381,698
		1,731,258

Machinery - 3.26%
AMADA Co., Ltd.	12,149	75,821
Caterpillar, Inc.	10,520	599,535
Danieli & Co. S.p.A. - Risparmio shares	16,797	221,711
Deere & Co.	6,885	372,410
Kone OYJ - Class B	4,106	176,493
MAN SE	1,910	148,991
		1,594,961

Metals, Minerals & Mining - 2.03%
BlueScope Steel, Ltd.	31,241	87,381
Freeport-McMoRan Copper & Gold, Inc. (a)	3,510	281,818
Rio Tinto plc	6,422	351,535
Tredegar Corp.	12,300	194,586
Vulcan Materials Co.	1,500	79,005
		994,325

Petroleum & Natural Gas - 15.03%
ATP Oil & Gas Corp. (a)	20,959	383,130
Atwood Oceanics, Inc. (a)	12,030	431,276
Canadian Natural Resources, Ltd.	8,385	603,301
Continental Resources, Inc. (a)	9,855	422,681
Devon Energy Corp.	7,480	549,780
Enagas	9,731	215,352
Enia SpA	24,561	186,410
Galp Energia SGPS, S.A. - Class B	9,373	162,447
Hess Corp.	9,113	551,337
KazMunaiGas Exploration Production (c)	9,300	234,241
Kinder Morgan Management, LLC (a)	5,283	288,663
Murphy Oil Corp.	11,505	623,571
Oilsands Quest, Inc. (a)	94,475	108,646
Petroleo Brasileiro S.A. (b)	13,400	638,912
Royal Dutch Shell plc - Class A	13,517	410,770
Suncor Energy, Inc.	32,824	1,159,015
Total SA	4,877	314,906
Tullow Oil plc	3,500	73,753
		7,358,191

Pharmaceutical Preparations - 3.24%
Alnylam Pharmaceuticals, Inc. (a)	9,915	174,702
Bristol-Myers Squibb Co.	7,795	196,824
CSL, Ltd.	4,105	119,949
Roche Holding AG	2,777	472,235
UCB SA	2,716	113,862
Valeant Pharmaceuticals International (a)	15,980	508,004
		1,585,576

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 92.63% - continued	Shares	Value

Public Thoroughfares - 0.35%
Atlantia S.p.A.	6,507	$ 170,377

Real Estate Development and Management - 1.47%
Cheung Kong (Holdings), Ltd.	8,422	108,939
China Agri-Industries Holdings, Ltd.	66,303	87,217
Kerry Properties, Ltd.	20,361	103,721
Mitsubishi Estate Company, Ltd.	12,000	190,515
Tejon Ranch Co. (a)	7,780	227,332
		717,724

Restaurants - 1.37%
McDonald's Corp.	6,790	423,968
Whitbread PLC	10,785	245,723
		669,691

Retail - 6.92%
Barnes & Noble, Inc.	25,535	486,952
Cabela's, Inc. (a)	26,743	381,355
CarMax, Inc. (a)	17,051	413,487
Compagnie Financiere Richemont SA - Class A	2,491	83,684
FamilyMart Co., Ltd.	6,900	203,453
Great Atlantic & Pacific Tea Company, Inc. (a)	45,448	535,832
PriceSmart, Inc.	14,700	300,468
Wal-Mart Stores, Inc.	12,050	644,072
WH Smith PLC	17,775	141,787
Whole Foods Market, Inc. (a)	7,210	197,915
		3,389,005

Services - 7.49%
Advent Software, Inc. (a)	4,300	175,139
Akamai Technologies, Inc. (a)	16,575	419,845
Brink's Co./The	8,720	212,245
CME Group, Inc.	1,120	376,264
Corrections Corporation of America (a)	18,300	449,265
Eaton Vance Corp.	10,000	304,100
Fluor Corp.	4,305	193,897
IMS Health, Inc.	15,800	332,748
Korn/Ferry International (a)	16,790	277,035
McDermott International, Inc. (a)	18,970	455,470
Service Corp. International	42,800	350,532
Shenzhen International Holdings, Ltd.	1,577,500	120,030
		3,666,570

Telecommunications - 2.18%
Hutchison Telecommunications Hong Kong Holdings, Ltd.	549,279	93,505
Millicom International Cellular S.A.	3,353	247,351
Nippon Telegraph & Telephone Corp.	5,800	227,402
Telefonica S.A.	13,424	375,949
Telstra Corp, Ltd.	39,215	120,971
		1,065,178

Television - 0.45%
Modern Times Group - Class B	4,423	220,466

Tobacco Products - 1.26%
Japan Tobacco, Inc.	92	309,318
Universal Corp.	6,707	305,906
		615,224

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2009

Common Stocks - 92.63% - continued	Shares	Value

Toys - 0.88%
Hasbro, Inc.	9,741	$ 312,296
Nintendo Co., Ltd.	500	118,374
		430,670

Transportation - 2.54%
Alexander & Baldwin, Inc.	9,900	338,877
Brink's Home Security Holdings, Inc. (a)	6,620	216,077
Central Japan Railway Co.	34	227,166
Deutsche Post AG	7,587	147,495
Force Protection, Inc. (a)	40,418	210,578
MTR Corp.	30,355	104,914
		1,245,107

TOTAL COMMON STOCKS (Cost $42,333,541)		45,336,701

Exchange-Traded Funds - 2.95%

iShares Silver Trust (a)	30,590	505,928
Market Vectors Gold Miners ETF	5,830	269,404
SPDR Gold Trust (a)	6,235	669,078

TOTAL EXCHANGE-TRADED FUNDS (Cost $1,154,278)		1,444,410

Real Estate Investment Trusts - 1.16%

Hatteras Financial Corp.	11,200	313,152
UDR, Inc.	15,405	253,258

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $549,691)		566,410

Money Market Securities - 2.72%

Fidelity Institutional Money Market: Money Market Portfolio - Institutional Shares, 0.29% (d)	137,519	137,519
Fidelity Institutional Money Market: Treasury Only - Class I, 0.10% (d)	1,195,483	1,195,483

TOTAL MONEY MARKET SECURITIES (Cost $1,333,002)		1,333,002

TOTAL INVESTMENTS (Cost $45,370,512) - 99.46%		$ 48,680,523

Cash and other assets less liabilities - 0.54%		264,930

TOTAL NET ASSETS - 100.00%		$ 48,945,453

(a) Non-income producing.
(b) American Depositary Receipt.
(c) Global Depositary Receipt.
(d) Variable Rate Security; the money market rate shown represents the rate at December 31, 2009.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Diversified Equity Fund
Schedule of Investments - continued
December 31, 2009

Diversification of Assets:	Percentage of
Net Assets
Australia	0.76%
Belgium	0.23%
Bermuda	2.44%
Brazil	1.31%
Canada	7.06%
Cayman Islands	0.35%
Denmark	0.54%
Finland	0.36%
France	2.10%
Germany	2.26%
Greece	0.56%
Hong Kong	0.77%
Italy	3.16%
Japan	4.58%
Kazakhstan	0.48%
Luxembourg	0.51%
Netherlands	0.91%
Norway	0.36%
Panama	0.93%
Portugal	0.33%
Singapore	0.44%
South Korea	0.18%
Spain	2.28%
Sweden	0.45%
Switzerland	3.02%
Taiwan	0.17%
Turkey	0.13%
United Arab Emirates	0.20%
United Kingdom	3.99%
United States	58.60%
Total	99.46%
Cash and other assets less liabilitiies	0.54%
Grand Total	100.00%
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments
December 31, 2009

Asset-Backed Securities - 1.31%	Principal Amount	Value

CNH Equipment Trust, Series 2008-B, Class A3A, 4.780%, 07/16/2012	$ 85,048	$ 86,463
Hertz Vehicle Financing, LLC, 2009-2A A1, 4.260%, 03/25/2014 (b)	100,000	99,748
Merrill Auto Trust Securitization, 2008-1, Class A4A, 6.150%, 04/15/2015	105,000	111,697
USAA Auto Owner Trust, Series 2008-3, Class A4, 4.710%, 02/18/2014	100,000	105,733

TOTAL ASSET-BACKED SECURITIES (Cost $390,027)		403,641

Corporate Bonds - 54.87%

AES Corp., 7.750%, 10/15/2015	90,000	91,800
Aflac, Inc., 6.900%, 12/17/2039	35,000	34,589
Allis-Chalmers Energy, Inc., 9.000%, 01/15/2014	493,000	473,280
American Railcar Industries, 7.500%, 03/01/2014	402,000	377,377
American Tower Corp., 4.625%, 04/01/2015 (b)	45,000	45,568
Amkor Technologies, Inc., 9.250%, 06/01/2016	392,000	418,460
Amphenol Corp., 4.750%, 11/15/2014	100,000	100,143
Anadarko Petroleum Corp., 6.950%, 06/15/2019	90,000	102,242
Anheuser-Busch Companies, Inc., 4.500%, 04/01/2018	40,000	37,845
Anheuser-Busch Companies, Inc., 6.375%, 01/15/2040 (b)	155,000	162,196
Aventine Renewable Energy, Inc., 10.000%, 04/01/2017 (c)	433,000	391,865
Bear Stearns Co., Inc., 6.400%, 10/02/2017	90,000	98,258
Boston Scientific Corp., 6.000%, 01/15/2020	15,000	15,355
Brigham Exploration Co., 9.625%, 05/01/2014	446,000	447,115
Callon Petroleum Co., 13.000%, 09/15/2016	102,750	61,650
Capmark Financial Group, Inc., 5.875%, 05/10/2012 (c)	2,563,000	649,364
CC Holdings GS V LLC, 7.750%, 05/01/2017 (b)	110,000	117,700
Chevron Phillips Chemical, 8.250%, 06/15/2019 (b)	60,000	70,737
Cisco Systems, Inc., 5.500%, 01/15/2040	115,000	110,358
CIT Group, Inc., 7.000%, 05/01/2013	78,524	73,813
CIT Group, Inc., 7.000%, 05/01/2014	117,786	109,688
CIT Group, Inc., 7.000%, 05/01/2015	117,786	106,007
CIT Group, Inc., 7.000%, 05/01/2016	196,310	173,734
CIT Group, Inc., 7.000%, 05/01/2017	274,834	239,793
Citigroup, Inc., 6.500%, 08/19/2013	105,000	111,935
Citigroup, Inc., 8.125%, 07/15/2039	110,000	124,526
Clayton Williams Energy, Inc., 7.750%, 08/01/2013	293,000	259,305
CMS Energy Corp., 8.750%, 06/15/2019	5,000	5,498
Comcast Corp., 6.950%, 08/15/2037	124,000	135,581
Corning, Inc., 6.625%, 05/15/2019	60,000	65,500
Cox Communications, Inc., 6.750%, 03/15/2011	45,000	47,329
Crane Co., 6.550%, 11/15/2036	60,000	59,507
Cricket Communications, Inc., 9.375%, 11/01/2014	460,000	464,600
Del Monte Corp., 7.500%, 10/15/2019 (b)	100,000	103,500
Dr. Pepper Snapple Group, 6.820%, 05/01/2018	64,000	71,912
Dune Energy, Inc., 10.500%, 06/01/2012	371,000	263,410
Embarq Corp., 7.995%, 06/01/2036	205,000	221,149
Enterprise Product Operator, 7.550%, 04/15/2038	45,000	50,975
EQT Corp., 8.125%, 06/01/2019	35,000	40,506
Equifax, Inc., 7.000%, 07/01/2037	35,000	34,517
Exelon Generation Co., LLC, 5.200%, 10/01/2019	35,000	35,082
Exelon Generation Co., LLC, 6.250%, 10/01/2039	75,000	76,672
Express Scripts, Inc., 7.250%, 06/15/2019	10,000	11,382
Fiserv, Inc., 6.125%, 11/20/2012	60,000	65,376
Ford Motor Credit Co. LLC, 7.000%, 10/01/2013	1,129,000	1,128,213
Frontier Communications, 7.875%, 01/15/2027	80,000	74,000
General Electric Capital Corp., 5.625%, 09/15/2017	240,000	247,640
General Electric Capital Corp., 5.875%, 01/14/2038	5,000	4,645
Georgia-Pacific LLC, 8.875%, 05/15/2031	125,000	133,125
GMAC, Inc., 6.625%, 05/15/2012 (b)	75,000	74,250
GMAC, Inc., 6.000%, 12/15/2011 (b)	18,000	17,820
GMAC, Inc., 8.000%, 11/01/2031	844,000	761,204
GMAC, Inc., 8.000%, 11/01/2031 (b)	55,000	50,050
Goldman Sachs Group, Inc., 6.150%, 04/01/2018	120,000	128,668
Hanesbrands, Inc., 8.000%, 12/15/2016	75,000	76,781
HCA, Inc., 7.500%, 12/15/2023	25,000	22,969
HCA, Inc., 9.125%, 11/15/2014	35,000	37,012
Heinz (H.J.) Co., 5.350%, 07/15/2013	105,000	112,964
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2009

Corporate Bonds - 54.87% - continued	Principal Amount	Value

Hospira, Inc., 6.050%, 03/30/2017	$ 20,000	$ 20,963
HSBC Finance Corp., 7.000%, 05/15/2012	40,000	43,518
Icahn Enterprises, 7.125%, 02/15/2013	571,000	585,275
International Lease Finance Corp., 5.000%, 04/15/2010	30,000	29,552
International Lease Finance Corp., 5.300%, 05/01/2012	5,000	4,249
International Lease Finance Corp., 5.550%, 09/05/2012	5,000	4,166
International Lease Finance Corp., 5.625%, 09/20/2013	907,000	712,020
International Lease Finance Corp., 5.650%, 06/01/2014	15,000	11,347
International Lease Finance Corp., 6.375%, 03/25/2013	15,000	12,341
International Paper Co., 9.375%, 05/15/2019	105,000	129,274
IPALCO Enterprises, Inc., 7.250%, 04/01/2016 (b)	35,000	35,262
Jabil Circuit, Inc., 7.750%, 07/15/2016	15,000	15,825
JPMorgan Chase & Co., 6.000%, 01/15/2018	90,000	96,904
Kraft Foods, Inc., 6.125%, 08/23/2018	55,000	58,087
Level 3 Financing, Inc., 9.250%, 11/01/2014	600,000	570,000
M/I Homes, Inc., 6.875%, 04/01/2012	130,000	123,175
Medco Health Solutions, Inc., 7.250%, 08/15/2013	35,000	38,915
Merrill Lynch & Co., 6.875%, 04/25/2018	110,000	118,707
MetroPCS Wireless, Inc., 9.250%, 11/01/2014	723,000	735,653
MGM Mirage, Inc., 7.625%, 01/15/2017	233,000	182,323
Morgan Stanley, 4.250%, 05/15/2010	65,000	65,805
Morgan Stanley, 5.550%, 04/27/2017	35,000	35,207
Morgan Stanley, 6.625%, 04/01/2018	70,000	75,803
Morgan Stanley, 6.750%, 04/15/2011	10,000	10,598
Motorola, Inc., 6.500%, 09/01/2025	10,000	8,708
Motorola, Inc., 6.625%, 11/15/2037	10,000	8,725
Nabors Industries, Inc., 9,250%, 01/15/2019	40,000	49,067
NGPL Pipeco LLC, 6.514%, 12/15/2012 (b)	65,000	70,695
NiSource Finance, 6.125%, 03/01/2022	70,000	71,591
Oneok Partners LP, 8.625%, 03/01/2019	40,000	48,351
Owens Corning, Inc., 7.000%, 12/01/2036	40,000	37,414
Phi, Inc., 7.125%, 04/15/2013	468,000	454,545
Qwest Corp., 6.875%, 09/15/2033	65,000	57,525
Qwest Corp., 7.200%, 11/10/2026	170,000	154,700
Qwest Corp., 8.875%, 03/15/2012	40,000	43,200
Reynolds American, Inc., 7.250%, 06/15/2037	95,000	95,958
RPM International, Inc., 6.125%, 10/15/2019	60,000	60,475
Sempra Energy, 6.000%, 10/15/2039	70,000	69,359
SLM Corp., 5.000%, 10/01/2013	50,000	46,035
SLM Corp., 5.375%, 05/15/2014	10,000	9,232
SLM Corp., 8.450%, 06/15/2018	50,000	49,411
Smithfield Foods, Inc., 10.000%, 07/15/2014 (b)	65,000	70,850
Southern California Edison, 7.625%, 01/15/2010	35,000	35,063
Sprint Capital Corp., 6.875%, 11/15/2028	165,000	137,981
Sprint Capital Corp., 8.750%, 03/15/2032	854,000	809,165
Time Warner Cable, Inc., 6.500%, 11/15/2036	60,000	62,851
Time Warner Cable, Inc., 8.250%, 04/01/2019	85,000	101,413
Timken Co., 6.000%, 09/15/2014	45,000	47,405
Trump Entertainment Resorts, 8.500%, 06/01/2015 (c)	867,000	22,217
US Concrete, Inc., 8.375%, 04/01/2014	399,000	241,894
US Steel Corp., 6.650%, 06/01/2037	40,000	32,268
USG Corp., 6.300%, 11/15/2016	55,000	49,500
Valero Energy Corp., 9.375%, 03/15/2019	55,000	65,522
Waste Management, Inc., 7.375%, 03/11/2019	30,000	34,677
Wellpoint, Inc., 7.000%, 02/15/2019	85,000	95,229
Whirlpool Corp., 8.000%, 05/01/2012	15,000	16,260
Whirlpool Corp., 8.600%, 05/01/2014	15,000	16,999
Willis North America, Inc., 6.200%, 03/28/2017	30,000	29,783
Willis North America, Inc., 7.000%, 09/29/2019	10,000	10,200
Xerox Corp., 5.625%, 12/15/2019	35,000	35,017
Xerox Corp., 6.350%, 05/15/2018	140,000	146,275
XTO Energy, Inc., 6.375%, 06/15/2038	125,000	140,729

TOTAL CORPORATE BONDS (Cost $16,884,420)		16,877,798

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2009

Convertible Corporate Bonds - 10.91%	Principal Amount	Value

ADC Telecommunications, 0.831%, 06/15/2013 (a)	$ 551,000	$ 447,687
Affymetrix, Inc., 3.500%, 01/15/2038	892,000	793,880
Energy Conversion Devices, 3.000%, 06/15/2013	1,081,000	695,894
JA Solar Holdings Co., Ltd., 4.500%, 05/15/2013	464,000	364,240
Live Nation, Inc., 2.875%, 07/15/2027	235,000	183,300
Nektar Therapeutics, 3.250%, 09/28/2012	461,000	426,425
NII Holdings Convertible, 3.125%, 06/15/2012	482,000	444,645

TOTAL CONVERTIBLE CORPORATE BOND (Cost $3,016,071)		3,356,071

Foreign Bonds- Denominated in U.S. Dollars - 8.75%

ArcelorMittal, 9.850%, 06/01/2019	60,000	77,731
ArcelorMittal. 7.000%, 10/15/2039	75,000	79,223
Axtel Sab De CV, 9.000%, 09/22/2019 (b)	110,000	113,300
Barclays Bank PLC, 6.750%, 05/22/2019	125,000	139,675
Emirate of ABU Dhabi, 6.750%, 04/08/2019 (b)	115,000	126,593
Enersis SA, 7.375%, 01/15/2014	40,000	44,669
Export-Import BK Korea, 8.125%, 01/21/2014	100,000	116,190
HKCG Finance LTD, 6.250%, 08/07/2018 (b)	100,000	107,853
Holcim Capital Corp., 6.875%, 09/29/2039 (b)	100,000	105,358
Hutchinson Whampoa, 5.750%, 09/11/2019 (b)	165,000	167,888
Inmarsat Finance PLC, 7.375%, 12/01/2017 (b)	100,000	102,750
Petrobras International Finance Corp., 6.875%, 01/20/2040	105,000	108,423
Qtel International Finance, Ltd., 7.875%, 06/10/2019 (b)	100,000	112,478
Republic of Indonesia, 7.750%, 01/17/2038 (b)	100,000	113,500
Republic of Korea, 7.125%, 04/16/2019	100,000	114,866
Rio Tinto Finance USA, Ltd., 9.000%, 05/01/2019	45,000	57,046
Royal Caribbean Cruises, 7.000%, 06/15/2013	438,000	439,095
Royal Caribbean Cruises, 11.875%, 07/15/2015	45,000	52,256
Taqa Abu Dhabi National Energy Co., 6.250%, 09/16/2019 (b)	100,000	97,211
Telecom Italia Capital, 7.200%, 07/18/2036	120,000	130,939
Telemar Norte Leste, 9.500%, 04/23/2019 (b)	100,000	120,000
Transalta Corp., 4.750%, 01/15/2015	65,000	65,525
True Move Co., Ltd., 10.750%, 12/16/2013 (b)	100,000	97,000

TOTAL FOREIGN BONDS- DENOMINATED IN US DOLLARS (Cost $2,432,503)		2,689,569

Mortgage-Backed Securities - 11.72%

Bear Stearns Commercial Mortgage Securities, Series 2007-PW15, Class A4, 5.331%, 02/11/2044	25,000	21,632
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A2B, 5.205%, 12/11/2049	40,000	40,894
Citigroup/Deutsche Bank Commercial Mortgage, Series 2007-CD4, Class A4, 5.322%, 12/11/2049	60,000	52,204
Commercial Mortgage Pass-Through Certification, Series 2006-C7, Class A4, 5.767%, 06/10/2046 (a)	50,000	49,122
Credit Suisse Mortgage Capital Certification, Series 2007-C5, Clas A4, 5.695%, 09/15/2040	100,000	80,047
Fannie Mae, Pool #745147, 4.500%, 12/01/2035	120,232	120,620
Fannie Mae, Pool #810747, 6.000%, 01/01/2035	84,684	90,334
Fannie Mae, Pool #888478, 6.000%, 07/01/2037	73,774	78,374
Fannie Mae, Pool #888545, 6.500%, 07/01/2037	61,250	65,671
Fannie Mae, Pool #888890, 6.500%, 10/01/2037	73,969	79,389
Fannie Mae, Pool #899945, 5.500%, 12/01/2037	177,504	186,037
Fannie Mae, Pool #899999, 5.500%, 10/01/2022	112,993	119,751
Fannie Mae, Pool #938605, 6.000%, 05/01/2022	131,899	140,922
Fannie Mae, Pool #940807, 6.000%, 07/01/2037	76,205	80,849
Fannie Mae, Pool #949440, 5.000%, 05/01/2023	76,865	80,425
Fannie Mae, Pool #960470, 6.500%, 12/01/2037	91,274	97,863
Fannie Mae, Pool #969968, 5.000%, 04/01/2038	66,882	68,721
Fannie Mae, Pool #970958, 6.000%, 01/01/2039	73,713	78,159
Fannie Mae, Pool #994459, 6.000%, 11/01/2038	76,721	81,348
Fannie Mae, Pool #AA1257, 4.500%, 12/01/2035	142,217	142,676
Fannie Mae, Pool #AA4936, 5.000%, 03/01/2039	126,954	130,432
Freddie Mac, Pool #G04282, 5.000%, 05/01/2038	226,873	232,934
Ginnie Mae, Pool #658297, 5.500%, 02/15/2037	138,418	145,281
Ginnie Mae, Pool #676767, 5.500%, 03/15/2038	144,483	151,579
Ginnie Mae, Pool #682758, 5.500%, 01/15/2038	40,156	42,128
Ginnie Mae, Pool #685839, 5.000%, 04/15/2038	35,703	36,790

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Strategic Income Fund
Schedule of Investments - continued
December 31, 2009

Mortgage-Backed Securities - 11.72% - continued	Principal Amount	Value

Ginnie Mae, Pool #701544, 5.500%, 01/15/2039	$ 81,376	$ 85,372
Ginnie Mae, Pool #782167, 6.000%, 06/15/2037	151,273	160,138
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.444%, 03/10/2039	45,000	39,861
GS Mortgage Securities Corp. II, Series 2006-GG8, Class A4, 5.560%, 11/10/2039	120,000	105,346
JP Morgan Chase Commercial Mortgage, Series 2006-LDP7, Class A4, 5.875%, 04/15/2045 (a)	155,000	149,673
JP Morgan Chase Commercial Mortgage, Series 2007-CB18, Class A4, 5.440%, 06/12/2047	25,000	21,837
JP Morgan Chase Commercial Mortgage, Series 2007-LDPX, Class A3, 5.420%, 01/15/2049	100,000	84,598
LB-UBS Commercial Mortgage Trust, Series 2005-C3, Class A3, 4.647%, 07/15/2030	100,000	100,512
LB-UBS Commercial Mortgage Trust, Series 2006-C4, Class A4, 5.882%, 06/15/2038 (a)	50,000	47,437
LB-UBS Commercial Mortgage Trust, Series 2006-C6, Class A4, 5.372%, 09/15/2039	50,000	47,755
Morgan Stanley Capital I, Series 2006-HQ10, Class A4, 5.328%, 11/12/2041	50,000	47,066
Morgan Stanley Capital I, Series 2007-T27, Class A4, 5.649%, 06/11/2042 (a)	110,000	106,418
Wachovia Bank Commercial Mortgage, Series 2006-C29, Class A4, 5.308%, 11/15/2048	120,000	112,831

TOTAL MORTGAGE-BACKED SECURITIES (Cost $3,436,120)		3,603,026

U.S Government Securities - 7.94%

U.S. Treasury Note, 0.875%, 12/31/2010	260,000	261,036
U.S. Treasury Note, 1.875%, 06/15/2012	55,000	55,619
U.S. Treasury Note, 2.375%, 08/31/2010	295,000	298,999
U.S. Treasury Note, 2.625%, 06/30/2014	220,000	221,667
U.S. Treasury Note, 3.125%, 05/15/2019	310,000	293,677
U.S. Treasury Note, 3.250%, 07/31/2016	255,000	255,538
U.S. Treasury Note, 3.625%, 01/15/2010	345,000	345,432
U.S. Treasury Note, 3.625%, 08/15/2019	170,000	167,184
U.S. Treasury Note, 3.750%, 11/15/2018	240,000	240,056
U.S. Treasury Note, 4.625%, 02/15/2017	280,000	302,422

TOTAL U.S. GOVERNMENT SECURITIES (Cost $2,481,216)		2,441,630

Common Stock - 0.62%	Shares

Crude Petroleum & Natural Gas - 0.01%
Callon Petroleum Co. (d)	2,826	4,239

Finance Lessors - 0.61%
CIT Group, Inc. (d)	6,759	186,616

TOTAL COMMON STOCK (Cost $196,358)		190,855

Preferred Stock - 0.13%

Preferred Stock - 0.12%
Fannie Mae, 6.750%, 09/30/2010	22,000	20,020
GMAC, Inc., 7.000%, 12/31/2011 (b)	27	17,798
		37,818
Convertible Preferred Stock - 0.01%
Callon Petroleum Co., 18.00% (a)	231	3,523

TOTAL PREFERRED STOCK (Cost $97,688)		41,341

Money Market Securities - 2.37%

Fidelity Institutional Money Market: Prime Money Market Portfolio - Institutional Shares, 0.23% (e)	318,799	318,799
Fidelity Institutional Money Market: Treasury Only - Class I, 0.01% (e)	410,697	410,697

TOTAL MONEY MARKET SECURITIES (Cost $729,496)		729,496

TOTAL INVESTMENTS (Cost $29,663,899) - 98.62%		$ 30,333,427

Other assets less liabilities - 1.38%		423,750

TOTAL NET ASSETS - 100.00%		$ 30,757,177

(a) Variable Rate Security; the rate shown represents the rate at December 31, 2009.
(b) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(c) In default.
(d) Non income producing.
(e) Variable Rate Security; the money market rate shown represents the rate at December 31, 2009.
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Assets and Liabilities
December 31, 2009

	3 to 1	3 to 1
	Diversified Equity	Strategic Income
	Fund	Fund
Assets
Investment in securities:
At cost	$ 45,370,512	$ 29,663,899
At value	$ 48,680,523	$ 30,333,427

Foreign cash translated into U.S. dollars (Cost $93,706)	91,972	-
Receivable for investments sold	93,881	-
Receivable for Fund shares sold	29,284	38,869
Receivable from Adviser (a)	57,589	-
Withholding tax reclaim	17,301	-
Dividends receivable	37,905	-
Interest receivable	48	405,239
Prepaid expenses	14,002	15,127
Total assets	49,022,505	30,792,662

Liabilities
Income distribution payable	-	4
Payable for Fund shares redeemed	22,974	-
Payable to Adviser (a)	-	234
Payable to administrator, transfer agent, and fund accountant	14,470	13,369
Payable to trustees and officers	1,010	736
Payable to custodian	14,977	1,471
Other accrued expenses	23,621	19,671
Total liabilities	77,052	35,485

Net Assets	$ 48,945,453	$ 30,757,177

Net Assets consist of:
Paid in capital	$ 60,576,637	$ 30,051,028
Accumulated undistributed net investment income (loss)	(127,304)	23,936
Accumulated undistributed net realized gain (loss) from investments
and foreign currency transactions	(14,812,080)	12,685
Net unrealized appreciation (depreciation) on:
Investments	3,310,011	669,528
Other assets and liabilities denominated in foreign currencies	(1,811)	-

Net Assets	$ 48,945,453	$ 30,757,177

Shares outstanding (unlimited number of shares authorized)	4,215,191	2,088,146

Net Asset Value and offering price per share	$ 11.61	$ 14.73

Redemption price per share (Net Asset Value * 98%) (b)	$ 11.38	$ 14.44

(a) See Note 4 in the Notes to the Financial Statements.
(b) The Funds charge a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
Statements of Operations
For the fiscal year ended December 31, 2009
	3 to 1	3 to 1
	Diversified Equity	Strategic Income
	Fund	Fund

Investment Income
Dividend income (net of withholding tax of $45,804 and $0 respectively)	$ 707,834	$ 1,683
Interest income (net of withholding tax of $0 and $1,010 respectively)	722	2,259,430
Total Income	708,556	2,261,113

Expenses
Investment Adviser fee	390,895	250,672
Custodian expenses	100,063	15,986
Legal expenses	90,920	39,468
Transfer agent expenses	49,805	48,582
Fund accounting expenses	47,388	43,259
Administration expenses	36,596	34,929
Out-of-pocket expenses	29,766	35,061
Registration expenses	22,902	17,850
Audit expenses	20,048	13,014
Pricing expenses	16,180	25,634
Trustee expenses	8,215	7,772
CCO expenses	7,810	8,089
Insurance expenses	7,193	2,522
Report printing expenses	4,339	3,099
24f-2 expenses	2,775	908
Miscellaneous expenses	1,847	1,034
Total Expenses	836,742	547,879
Fees waived and expenses reimbursed by Adviser (a)	(387,212)	(259,607)
Net operating expenses	449,530	288,272
Net investment income	259,026	1,972,841

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investments	(4,621,975)	207,104
Foreign currency transactions and translations	5,753	61,463
Change in unrealized appreciation (depreciation) on:
Investments	16,186,890	4,826,788
Foreign currency translations	(2,018)	(136)
Net realized and unrealized gain (loss) on investment securities and foreign currency transactions	11,568,650	5,095,219
Net increase (decrease) in net assets resulting from operations	$ 11,827,676	$ 7,068,060

(a) See Note 4 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Diversified Equity Fund
Statements of Changes In Net Assets

	Year ended	Period ended
Increase (decrease) in net assets from:	December 31, 2009	December 31, 2008	(a)
Operations
Net investment income (loss)	$ 259,026	$ 241,070
Net realized gain (loss) on investment securities
and foreign currency transactions	(4,616,222)	(10,214,953)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	16,184,872	(12,876,672)
Net increase (decrease) in net assets resulting from operations	11,827,676	(22,850,555)

Distributions
From net investment income	(429,877)	(179,831)
Total distributions	(429,877)	(179,831)

Capital Share Transactions
Proceeds from shares sold	9,220,592	61,835,130
Reinvestment of distributions	429,872	179,831
Amount paid for shares redeemed	(6,053,041)	(5,039,670)
Proceeds from redemption fees (b)	2,108	3,218
Net increase (decrease) in net assets resulting
from share transactions	3,599,531	56,978,509

Total Increase (Decrease) in Net Assets	14,997,330	33,948,123

Net Assets
Beginning of period	33,948,123	-

End of period	$ 48,945,453	$ 33,948,123

Accumulated undistributed net investment income
included in net assets at end of period	$ -	$ 36,483

Capital Share Transactions
Shares sold	934,180	4,356,679
Shares issued in reinvestment of distributions	37,026	21,207
Shares redeemed	(695,201)	(438,700)

Net increase (decrease) from capital share transactions	276,005	3,939,186

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.

*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Strategic Income Fund
Statements of Changes In Net Assets

	Year ended	Period ended
Increase (decrease) in net assets from:	December 31, 2009	December 31, 2008	(a)
Operations
Net investment income (loss)	$ 1,972,841	$ 1,210,579
Net realized gain (loss) on investment securities
and foreign currency transactions	268,567	(138,035)
Change in net unrealized appreciation (depreciation)
on investments and foreign currency transactions	4,826,652	(4,157,124)
Net increase (decrease) in net assets resulting from operations	7,068,060	(3,084,580)

Distributions
From net investment income	(2,083,104)	(1,194,947)
Total distributions	(2,083,104)	(1,194,947)

Capital Share Transactions
Proceeds from shares sold	7,735,705	25,361,837
Reinvestment of distributions	2,083,100	1,194,944
Amount paid for shares redeemed	(3,282,507)	(3,044,252)
Proceeds from redemption fees (b)	1,795	1,126
Net increase (decrease) in net assets resulting
from share transactions	6,538,093	23,513,655

Total Increase (Decrease) in Net Assets	11,523,049	19,234,128

Net Assets
Beginning of period	19,234,128	-

End of period	$ 30,757,177	$ 19,234,128

Accumulated undistributed net investment income
included in net assets at end of period	$ 23,936	$ 31,027

Capital Share Transactions
Shares sold	579,106	1,730,652
Shares issued in reinvestment of distributions	142,161	104,636
Shares redeemed	(237,156)	(231,253)

Net increase (decrease) from capital share transactions	484,111	1,604,035

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) The Fund charges a 2% redemption fee on shares redeemed within 30 calendar days of purchase.
Shares are redeemed at the net asset value if held longer than 30 calendar days.
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Diversified Equity Fund
Financial Highlights
(For a share outstanding throughout each period)

	Year ended	Period ended
	December 31,2009	December 31,2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 8.62	$ 15.00

Income from investment operations:
Net investment income (loss)	0.06	0.06
Net realized and unrealized gain (loss) on investments
and foreign currency transactions/translations	3.03	(6.51)
Reimbursements for currency loss	-	0.12
Total from investment operations	3.09	(6.33)

Less distributions:
From net investment income	(0.10)	(0.05)
Total distributions	(0.10)	(0.05)

Paid in capital from redemption fees (b)	-	-

Net asset value, end of period	$ 11.61	$ 8.62

Total Return (c)	35.88%	-42.22%	(d) (f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 48,945	$ 33,948

Ratio of expenses to average net assets (g)	1.15%	1.15%	(e)
Ratio of expenses to average net assets
before waiver and reimbursement (g)	2.14%	2.10%	(e)
Ratio of net investment income (loss) to
average net assets (g)	0.66%	0.67%	(e)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement (g)	(0.33)%	(0.28)%	(e)
Portfolio turnover rate	59.73%	165.36%

(a) For the period January 31, 2008 (Commencement of Operations) to December 31, 2008.
(b) Redemption fees resulted in less than $0.005 per share.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) Annualized.
(f) Before the reimbursement for currency trading error loss, the total return for the period would have been
-42.87%. The loss was covered under the Fund's insurance policy; the deductible was reimbursed to
Fund by the Adviser.
(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds
3 to 1 Strategic Income
Financial Highlights
(For a share outstanding throughout each period)

	Year ended		Period ended
	December 31, 2009		December 31, 2008	(a)

Selected Per Share Data:

Net asset value, beginning of period	$ 11.99		$ 15.00

Income from investment operations:
Net investment income (loss)	1.09	(b)	0.94	(b)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions/translations	2.72		(3.15)
Total from investment operations	3.81		(2.21)

Less distributions:
From net investment income	(1.07)		(0.80)
Total distributions	(1.07)		(0.80)

Paid in capital from redemption fees (c)	-		-

Net asset value, end of period	$ 14.73		$ 11.99

Total Return (d)	31.79%		-14.44%	(e)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 30,757		$ 19,234

Ratio of expenses to average net assets	1.15%		1.15%	(f)
Ratio of expenses to average net assets
before waiver and reimbursement	2.18%		2.71%	(f)
Ratio of net investment income (loss) to
average net assets	7.86%		7.42%	(f)
Ratio of net investment income (loss) to
average net assets before waiver and reimbursement	6.83%		5.86%	(f)
Portfolio turnover rate	79.34%		162.74%

(a) For the period January 31, 2008 (commencement of operations) to December 31, 2008.
(b) Net investment income per share is calculated by dividing net investment income by the average shares outstanding throughout the period.
(c) Redemption fees resulted in less than $0.005 per share.
(d) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.
(e) Not annualized.
(f) Annualized.
*See accompanying notes which are an integral part of these financial statements.

3 to 1 Funds

Notes to the Financial Statements

December 31, 2009

NOTE 1. ORGANIZATION

The 3 to 1 Diversified Equity Fund (the “Equity Fund”) and the 3 to 1 Strategic Income Fund (the “Strategic Income Fund”) (each a “Fund” and, collectively the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on December 10, 2007. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust filed on October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Funds are series of funds currently authorized by the Trustees. The investment adviser to each Fund is Envestnet Asset Management, Inc. (the “Manager” or “Adviser”). Envestnet uses a Manager of Managers approach and provides investment research and management services. The Manager has entered into Sub-advisory Agreements with Aletheia Research and Management, Inc., The London Company of Virginia, and Pictet Asset Management, Inc. for the Equity Fund and SMH Capital Advisors, Inc. and Loomis, Sayles & Company, LP for the Strategic Income Fund. The Equity Fund and the Strategic Income Fund commenced operations on January 31, 2008. The Equity Fund seeks to provide long-term capital appreciation and, secondarily, income. The Strategic Income Fund seeks to provide total return. Total return is comprised of long-term capital appreciation and income.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Securities Valuation – All investments in securities are recorded at their estimated fair value in Note 3.

Federal Income Taxes – The Funds make no provision for federal income or excise tax. The Funds intend to qualify each year as regulated investment companies (“RICs”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of their taxable income. The Funds also intend to distribute sufficient net investment income and net capital gains, if any, so that they will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Funds could incur a tax expense.

As of and during the fiscal year ended December 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties. The Funds are subject to examination by U.S. federal tax authorities for tax years 2008 and 2009.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board).

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized or accreted using the effective interest method. Distributions received from investments in real estate investment trusts (“REITS”) that represent a return of capital or capital gain are recorded as a reduction of cost of investment or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Funds’ investments in REITS are reported to the Funds after the end of the calendar year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the calendar year. Estimates are based on the most recent REIT distributions information available. Distributions received from investments in publicly traded partnerships are recorded as a reduction of the cost of the investment. Withholding taxes on foreign dividends and related reclaims have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region. For bonds that miss a scheduled interest payment, after the grace period, all interest accrued on the bond is written off and no additional interest will be accrued. However, for illiquid or fair valued bonds, if the Adviser’s research indicates a high recovery rate in restructuring, and the Fund expects to hold the bond until the issue is restructured, past due interest may not be written off in its entirety.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Dividends and Distributions - The Funds intend to distribute substantially all of their net investment income as dividends to their shareholders on at least an annual basis. The Funds intend to distribute their net realized long-term capital gains and their net realized short-term capital gains at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of a Fund. For the Strategic Income Fund for the fiscal year ended December 31, 2009, accumulated undistributed net investment income was increased by $103,172 and paid in capital and accumulated undistributed net realized gain decreased by $720 and $102,452, respectively, in consideration of book to tax differences on the treatment of income and gains/losses from certain underlying investments.

Foreign Currency Translation - Amounts denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis: a) the fair values of investment securities and other assets and liabilities are translated at the closing rate of exchange each day and b) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The Funds isolate the portion of the results of operations from changes in foreign exchange rates on investments from those resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains and losses from foreign currency transactions. Reported net realized foreign currency transaction gains or losses arise from 1) sales of foreign currencies, 2) currency gains or losses realized between the trade and settlement dates on securities transactions, and 3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent to the amounts actually received or paid. Reported net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investments, resulting from changes in exchange rates.

Subsequent Events – In accordance with accounting principles generally accepted in the United States of America (“GAAP”), management has evaluated subsequent events through March 1, 2010, the date the financial statements were issued, and determined there were no material subsequent events.

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.
•	Level 1 – quoted prices in active markets for identical securities
•

Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities, including common stocks, foreign common stocks, preferred and convertible preferred stocks, real estate investment trusts, and exchange-traded funds, are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts (ADRs), financial futures, Exchange Traded Funds (ETFs), and the movement of the certain indices of securities based on a statistical analysis of the historical relationship and are categorized in level 1. Sometimes, an equity security owned by the Funds will be valued by the pricing service with factors other than market quotations or when the market is considered inactive. When this happens, the security will be classified as a Level 2 security. When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board. These securities will be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (NAV) provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, convertible corporate bonds, asset-backed securities, 144A securities, collateralized mortgage obligations, mortgage-backed securities, U.S. government securities and U.S. government agency securities, and foreign bonds denominated in US dollars when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Good faith pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a funds’ NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations. Good faith pricing may also be used in instances when the bonds the Funds invest in may default or otherwise cease to have market quotations readily available.

The following is a summary of the inputs used at December 31, 2009 in valuing the Equity Fund’s investments:

The Equity Fund did not hold any investments at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Equity Fund did not hold any derivative instruments during the reporting period.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS - continued

The following is a summary of the inputs used at December 31, 2009 in valuing the Strategic Income Fund’s investments:

	Valuation Inputs
Investments	Level 1 - Quoted Prices in Active Markets	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total

Asset-Backed Securities	$ -	$ 303,893	$ -	$ 303,893

Asset-Backed Securities - 144A Securities	-	99,748	-	99,748
Corporate Bonds	-	16,059,170	-	16,059,170

Corporate Bonds - 144A Securities	-	818,628	-	818,628

Convertible Corporate Bonds	-	3,356,071	-	3,356,071

Foreign Bonds Denominated in US Dollars	-	1,425,638	-	1,425,638

Foreign Bonds Denominated in US Dollars - 144A Securities	-	1,263,931	-	1,263,931

Mortgage-Backed Securities	-	3,603,026	-	3,603,026

U.S. Government Securities	-	2,441,630	-	2,441,630

Common Stocks*	190,855	-	-	190,855

Preferred Stock	23,543	-	-	23,543

Preferred Stock - 144A Securities	-	17,798	-	17,798

Money Market Securities	729,496	-	-	729,496

Total	$ 943,894	$ 29,389,533	$ -	$30,333,427

*Refer to the Schedule of Investments for industry classifications.

The Strategic Income Fund did not hold any derivative instruments during the reporting period.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for the Strategic Income Fund:

	Balance as of December 31, 2008	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net purchases (sales)	Transfers in and/or out of Level 3	Balance as of December 31, 2009

Preferred Securities	$ 6,750	$ -	$ -	$ -	$ (6,750)	$ -

Total	$ 6,750	$ -	$ -	$ -	$ (6,750)	$ -

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser of the Equity Fund and Strategic Income Fund under the terms of the management agreements (the “Agreements”), manages the Funds’ investments subject to approval of the Board. As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.00% of the average daily net assets of the Fund. For the fiscal year ended December 31, 2009, the Adviser earned fees of $390,895 and $250,672 from the Equity Fund and the Strategic Income Fund, respectively, before waiving a portion of those fees, as described below. At December 31, 2009, the Adviser owed the Equity Fund $57,589. At December 31, 2009, the Strategic Income Fund owed $234 to the Adviser for advisory services.

The Adviser contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary to maintain each Fund’s net annual operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, and any indirect expenses (such as fees and expenses of acquired funds), and extraordinary litigation expense at 1.15% of each Fund’s average daily net assets through April 30, 2011. For the fiscal year ended December 31, 2009, the Adviser waived fees and reimbursed expenses of $387,212 and $259,607 for the Equity Fund and the Strategic Income Fund, respectively. Each waiver or reimbursement by the Adviser is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense was incurred, provided that the Fund is able to make the repayment without exceeding the above expense limitation. As of December 31, 2009, the following amounts are subject to repayment by the Funds to the Adviser:

Fund	Amount	Expires December 31,
Equity Fund	$ 342,160	2011
	387,212	2012
Strategic Income Fund	254,398	2011
	259,607	2012

The Trust retains Unified Fund Services, Inc. (“Unified”) to manage the Funds’ business affairs and to provide the Funds with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended December 31, 2009, Unified earned fees of $36,596 and $34,929 for administrative services provided to the Equity Fund and the Strategic Income Fund, respectively. At December 31, 2009, Unified was owed $3,050 and $2,915 by the Equity Fund and the Strategic Income Fund, respectively, for administrative services. Certain officers of the Trust are members of management and/or employees of Unified. Unified operates as a wholly-owned subsidiary of Huntington Bancshares, Inc., the parent company of the Distributor and Huntington National Bank, the custodian of the Fund’s investments (the “Custodian”). A Trustee of the Trust is a member of management of the Custodian. For the fiscal year ended December 31, 2009, the Custodian earned fees of $100,063 and $15,986 from the Equity Fund and the Strategic Income Fund, respectively, for custody services. At December 31, 2009, the Custodian was owed $14,977 and $1,471 by the Equity Fund and the Strategic Income Fund, respectively, for custody services.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended December 31, 2009, Unified earned fees of $49,805 and $48,582 from the Equity Fund and the Strategic Income Fund, respectively, for transfer agent services and $29,766 and $35,061 from the Equity Fund and the Strategic Income Fund, respectively, in reimbursement of out-of-pocket expenses incurred in providing transfer agent services. At December 31, 2009, Unified was owed $4,307 and $4,195 by the Equity Fund and the Strategic Income Fund respectively, for transfer agent services. At December 31, 2009, Unified was owed $3,113 and $2,672 by the Equity Fund and the Strategic Income Fund, respectively, for reimbursement of out-of-pocket expenses incurred in providing transfer agent services. For the fiscal year ended December 31, 2009, Unified earned fees of $47,388 and $43,259 from the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services. At December 31, 2009, Unified was owed $4,000 and $3,587 by the Equity Fund and the Strategic Income Fund, respectively, for fund accounting services.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The Equity Fund and Strategic Income Fund have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 (each a “Plan”, collectively, “Plans”). The Plans provide that each Fund will pay the Adviser and/or any registered securities dealer, financial institution or any other person (the “Recipient”) a shareholder servicing fee of 0.25% of the average daily net assets of each Fund in connection with the promotion and distribution of a Fund’s shares or the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, the printing and mailing of sales literature and servicing shareholder accounts (“12b-1 expenses”). The Funds or Adviser may pay all or a portion of these fees to any Recipient who renders assistance in distributing or promoting the sale of shares, or who provides certain shareholder services, pursuant to a written agreement. Each Plan is a compensation plan, which means that compensation is provided regardless of 12b-1 expenses actually incurred. It is anticipated that the Plans will benefit shareholders because an effective sales program typically is necessary in order for the Funds to reach and maintain a sufficient size to achieve efficiently its investment objectives and to realize economies of scale. The Plans will not be activated through April 30, 2010.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds during the fiscal year ended December 31, 2009. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor) and officers of the Trust are officers of the Distributor and such persons may be deemed to be affiliates of the Distributor.

NOTE 5. INVESTMENTS

For the fiscal year ended December 31, 2009, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

	Equity Fund	Strategic Income Fund

Purchases
U.S. Government & Agency Obligations	$ -	$ 4,398,127
Other	22,634,787	19,116,492
Sales
U.S. Government & Agency Obligations	$ -	$ 2,396,741
Other	28,073,668	16,435,761

At December 31, 2009, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

	Equity Fund	Strategic Income Fund

Gross Appreciation	$ 5,344,670	$ 2,278,248
Gross (Depreciation)	(3,050,594)	(1,608,720)
Net Appreciation
(Depreciation) on Investments	$ 2,294,076	$ 669,528

Tax Cost	$ 46,386,447	$ 29,663,899

NOTE 6. RESTRICTED SECURITIES

The Strategic Income Fund has acquired several securities on various dates through private placements, the sale of which is restricted under Rule 144A. At December 31, 2009, the aggregate value of such securities amounted to $2,200,105. The value amounts to 7.15% of the net assets of the Strategic Income Fund. 100% of the restricted securities owned by the Strategic Income Fund are valued by pricing services, using electronic data processing techniques. It is possible that  the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material. Currently, none of these securities are considered to be illiquid.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 7. ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 8. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. At December 31, 2009, no shareholder owned greater than 25% of the outstanding shares of either Fund.

NOTE 9. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund: On December 31, 2009, the Equity Fund paid an income distribution of $0.1029 per share to shareholders of record on December 30, 2009.

The tax characterization of distributions for the fiscal year ended December 31, 2009 and the fiscal period ended December 31, 2008 is as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ 429,877	$ 179,831
	$ 429,877	$ 179,831

Strategic Income Fund:  On December 31, 2009, the Strategic Income Fund paid an income distribution of $1.0714 per share to shareholders of record on December 30, 2009.

The tax characterization of distributions for the fiscal year ended December 31, 2009 and the fiscal period ended December 31, 2008 is as follows:

Distributions paid from:	2009	2008
Ordinary Income	$ 2,083,104	$ 1,194,947
	$ 2,083,104	$ 1,194,947

At December 31, 2009, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

		Strategic
	Equity Fund	Income Fund
Undistributed ordinary income	$ 34,493	$ 36,621
Capital loss carryforwards	(13,957,942)	-
Unrealized appreciation (depreciation)	2,294,076	669,528
Other cumulative gains/losses	(1,811)	-
	$ (11,631,184)	$ 706,149

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales and post-October losses.

3 to 1 Funds

Notes to the Financial Statements - continued

December 31, 2009

NOTE 10. CAPITAL LOSS CARRYFORWARDS

At December 31, 2009, the Funds had available for federal tax purposes unused capital loss carryforwards of $13,957,942 for the Equity Fund. These carryforwards expire as follows:

Fund	Amount	Expires December 31,

Equity Fund	$ 7,453,857	2016

Equity Fund	6,504,085	2017

Capital loss carryforwards are available to offset future realized capital gains. To the extent that these carryforwards are used to offset future capital gains, it is probable that the amount offset will not be distributed to shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

3 to 1 Funds

(Unified Series Trust)

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of 3 to 1 Funds (the “Funds”), comprised of 3 to 1 Diversified Equity Fund and 3 to 1 Strategic Income Fund, each a series of the Unified Series Trust, as of December 31, 2009, and the related statements of operations for the year then ended and the statements of changes in net assets and financial highlights for each of the two periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Funds’ custodian and broker or by other appropriate auditing procedures where the reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the 3 to 1 Funds as of December 31, 2009, the results of their operations for the year then ended and the changes in their net assets and financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

March 1, 2010

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following tables provide information regarding the Trustees and Officers.

Independent Trustees

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 62) Independent Trustee, December 2002 to present

President and founder of Hippenstiel Investment Counsel LLC, a registered investment advisor, since November 2008; Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. from September 1991to September 2008; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from September 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 63) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 59) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004 ; Director, International Crankshaft, Inc. since January 2004; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 57) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Kenneth G.Y. Grant (Age – 60) Independent Trustee, May 2008 to present

Senior Vice President of Global Trust Company since 2008; Senior Vice President of Advisors Charitable Gift Fund since May 2005; Senior Vice President and Chief Officer, Corporate Development, of Northeast Retirement Services, Inc. since February 2003; Senior Vice President of Savings Banks Employees Retirement Association since February 2003; Treasurer (since January 2004) and past Chair, Board of Directors of Massachusetts Council of Churches; Member, Presbytery of Boston, Presbyterian Church (U.S.A.) since June 1975.

Interested Trustees & Officers

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 54)*** Trustee, November 2007 to present

Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001; Director, Wedgewood Golf & Country Club since October, 2008; Director, Greenlawn Cemetery since October, 2007; Director, Directions for Youth and Families, a social service agency, since August 2006.

Melissa K. Gallagher(Age - 43) President, November 2009 to present

Senior Vice President of Unified Fund Services, Inc., the Trust’s Administrator; President and Treasurer of Unified Financial Securities, Inc., the Trust’s Distributor; Employed in various positions with Unified Fund Services, Inc. and Unified Financial Securities, Inc., since September 2000.

John C. Swhear (Age - 48) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of the Valued Advisers Trust since August 2008; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from June 1983 to April 2007, including: Associate General Counsel, April 2007; Investment Adviser Chief Compliance Officer, June 2004 to April 2007; Assistant Secretary to the Board of Directors, December 2002 to April 2007 and Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007; Chief Counsel, OneAmerica Securities Inc., February 2007 to April 2007; Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

Christopher E. Kashmerick (Age - 35) Treasurer and Chief Financial Officer, November 2008 to present

Vice President of Fund Accounting, Financial and Tax Reporting for Unified Fund Services, Inc., the Trust's Administrator, since April 2008; Assistant Vice President, Compliance Officer and Compliance Administrator for U.S. Bancorp Fund Services, LLC, a mutual fund servicing company, from February 2005 to April 2008; Employed in various positions with UMB Fund Services, a mutual fund servicing company including: Senior Accounting Analyst, Accounting Analyst and Fund Balancing Supervisor, from May 2000 through February 2005.

William J. Murphy (Age - 46) Assistant Treasurer, February 2008 to present

Manager of Financial Reporting for Unified Fund Services, Inc., since October 2007; Treasurer and Principal Financial Officer of the Valued Advisers Trust since December 2009; Employed in various positions with American United Life Insurance Company from March 1987 to October 2007.

Lynn E. Wood (Age - 63) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chairman and Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from September 2000 to December 2004; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from September 2000toOctober 2004.

Heather Bonds (Age - 34) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002, currently Manager, Board Relations and Legal Administration, since March 2008; Secretary of the Valued Advisers Trust since August 2008; Assistant Secretary of Dean Family of Funds August 2004 to March 2007; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004.

Tara Pierson (Age - 34) Assistant Secretary, November 2008 to present	Employed by Unified Fund Services, Inc., the Trust’s Administrator, since February, 2000; Assistant Secretary of Dividend Growth Trust from March 2006 to present.
*	The address for each officer is 2960 North Meridian Street, Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 27 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified Financial Securities, Inc., the Distributor, as of December 31, 2009.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available without charge, upon request. You may call toll-free at (866) 616-4848 to request a copy of the SAI or to make shareholder inquiries.

RENEWAL OF MANAGEMENT AGREEMENTS AND SUBADVISERY AGREEMENTS (Unaudited)

The continuation of the Funds' Management Agreements (each an “Agreement” and together the "Management Agreements") between the Trust and Envestnet Asset Management, Inc. ("Envestnet" or the “Adviser”) and the subadvisory agreements (collectively the "Subadvisory Agreements") for both Funds was considered by the Board of Trustees, including a majority of Trustees who are not interested persons of the Trust or interested parties to the Agreement (collectively, the “Independent Trustees” and each an “Independent Trustee”) at an in-person meeting held on [date], 2009.

The Chairman of the Board advised that on October 26 and 27, 2009, the Advisor Contract Renewal Committee (the “Committee”) of the Board convened via teleconference to consider whether to recommend that the full board renew the Agreements.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Funds and the Advisor and sub-advisors that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Funds' Management Agreements and Subadvisory agreements.

As a result, the Committee summarized its review as follows:

1.	3 to 1 Funds’ Adviser, Envestnet Asset Management, Inc.

 The Committee members first considered the renewal of the Management Agreements between the Trust and Envestnet, on behalf of the 3 to 1 Diversified Equity Fund (the “Equity Fund”) and the 3 to 1 Strategic Income Fund (the “Income Fund”). The Committee members recalled that Envestnet employs a “manager of managers” approach, pursuant to which Envestnet engages various sub-advisers to manage the Funds’ assets using diverse investment strategies.

The Committee members reported that they had received and reviewed the materials compiled by the Administrator in advance of the meeting. The Committee members noted that no changes had been proposed to the Funds’ Management Agreements, and that Envestnet has agreed to renew its obligation to cap each Fund’s expenses for an additional year. The Committee members reported that the 15(c) materials specifically reviewed included the following information: (i) executed copies of each Fund’s Management Agreement and current expense cap side letter; (ii) a letter sent by Administrator on behalf of the Board of Trustees to Envestnet requesting information that the Trustees likely would consider in renewing the Agreements as required under Section 15(c) of the Investment Company Act of 1940; and the Adviser’s response to such letter, containing among other information, a description of the Adviser’s services to the Funds and any changes in personnel providing services to the Funds, and an analysis of Envestnet’s profitability from managing the Funds and ideas for future growth for the Funds; (iii) a certification from the Trust’s CCO that the Adviser had adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Funds; (iv) Envestnet’s Form ADV Part I and II and accompanying schedules; (v) a profitability analysis for the year ended September 30, 2009; (vi) reports provided by the Administrator regarding the Funds’ performance for the year-to-date, 3 month, and 1-year periods ended August 31, 2009, and comparisons of the same to the Funds’ benchmarks, and each Fund’s respective Morningstar category limited to funds of similar size (the “peer group”) for the same periods, and (vii) reports provided by the Administrator comparing each Fund’s Advisory fee and total expense ratio (after fee waivers and reimbursements) to the applicable Fund’s peer group as determined by the Administrator. The Committee members recalled that after discussing the 15(c) materials, they had contacted representatives of Envestnet; including the portfolio managers to the Funds, and Envestnet’s compliance officer, and had interviewed them for approximately one-half hour.

(i)        The Nature, Extent and Quality of Services – The Committee members noted that Envestnet manages approximately $6 billion as of August 31, 2009. The Committee members reviewed the responses from Envestnet as to the resources provided to the Funds, and considered the adequacy of such resources in light of the levels of the Funds’ assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Committee members noted that Envestnet provides the services of two portfolio managers and three compliance personnel to assist in management of the Funds and that Envestnet’s resources appear adequate. They recalled that the Committee had discussed the resignation of III to I Financial Management Resources, Inc. as consultant to Envestnet with the Envestnet executives, who assured the Committee members that Envestnet is a large, financially stable adviser with substantial experience in conducting due diligence of, and monitoring of sub-advisers as well as designing asset allocation models, and that the services provided to the Funds would not be adversely affected by the consultant’s resignation. The Committee members noted that a quarterly “manager of managers” compliance report had been provided by Envestnet to the Board during the prior year. The Trust’s Administrator reported that the Funds’ investment policies and restrictions generally had been complied with during the last year. The Committee members also noted that Envestnet had made a substantial contribution towards resolving a foreign exchange issue that had arisen during a change in international sub-advisers to the Equity Fund, so that the error had been resolved without harm to the Equity Fund’s shareholders. The Trust’s CCO informed the Committee members that the compliance policies and procedures of Envestnet appeared to be adequately designed to prevent violation of federal securities laws.

(ii)       Performance – The Committee members then discussed each Fund’s performance and reviewed information provided by the Administrator with respect to such performance. It noted that the Equity Fund had underperformed its benchmark (comprised of 50% Russell Growth Index, 20% Russell 2000 Index, and 30% MSCI EAFE Index) and its peer group average for the trailing 12 months, but outperformed for the year-to-date. The Committee members also noted that Envestnet had pointed out, with regard to the Fund’s performance, that the Fund is more aggressive than its peers, which will cause it to outperform when the markets are rising and underperform when the markets are falling. The Committee members then noted that the Income Fund had underperformed its peer group average during the past 12 months, but that the Income Fund’s performance had improved recently, outperforming its peer group average for the year-to-date and the three month period ended August 31, 2009. The Committee members also noted that the Income Fund had generated positive performance, and had only slightly underperformed its benchmark (comprised of 50% Barclays Capital US Aggregate Bond Index and 50% Barclays Capital US High Yield Intermediate Index), for all three periods. The Committee members also noted that Envestnet had pointed out, with regard to the Fund’s performance, that the Fund is more aggressive than its peers because it is overweighted to credit markets with higher volatility. As a result, it will generally underperform when the markets are falling and outperform when the markets are rising.

(iii)      Fee Rates and Profitability – Envestnet confirmed that it had agreed to continue capping certain operating expenses of each Fund at 1.15% through April 30, 2011. The Committee members noted that Envestnet’s advisory fee of 1.00% and the Equity Fund’s average expense ratio each was lower than the Equity Fund’s peer group average. The Committee members noted that although Envestnet’s advisory fee of 1.00% was slightly higher than the Income Fund’s peer group average, the advisory fee was significantly lower than its peer group average after fee waivers and reimbursements. The Committee members reviewed Envestnet’s financial statements and noted that each Fund’s assets constituted only a small portion of the Adviser’s total assets under advisement. Envestnet reported that the Equity Fund’s advisory fees are capped at a lower rate than another similarly-managed Envestnet mutual fund.

The Adviser further reported that although the Income Fund’s advisory fees are slightly higher than another similarly-managed Envestnet mutual fund, relative to the other fund, the Income Fund’s portfolio requires a greater amount of expertise and management skill given its core plus strategy of investing in high yield bonds, compared to the other fund’s core strategy of investing in investment grade fixed income securities. The Committee members considered Envestnet’s assertion that it was not realizing a profit as a result of managing the Funds due to their small asset sizes. Finally, the Committee members noted that the Adviser reported that it had not entered into soft dollar arrangements with respect to the Funds.

(iv)       Economies of Scale - The Committee members also considered whether economies of scale will be realized as the Funds grows larger, and the extent to which this is reflected in the advisory fee for each Fund. They noted that Envestnet had reported that its management of the Funds was not profitable although it remained committed to capping expenses for both Funds. The Committee members observed that the Funds had been in operation for less than two years and that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Funds.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Funds’/ advisory fees (after waiver and reimbursement by Adviser) were reasonable, and that its members unanimously were recommending that the Board renew each Fund’s Management Agreement. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that each Fund’s Management Agreement was reasonable and should be continued for an additional year.

          After reviewing all of the foregoing, the Board determined that the advisory fee paid to Envestnet (after waiver and reimbursement by adviser) by each of the Equity Fund and the Income Fund were reasonable, based on the quality of advisory services provided to each Fund, and unanimously determined to renew each Fund’s Management Agreement.

2.	Sub-Advisers to 3 to 1 Diversified Equity Fund

(a)          The London Company of Virginia

The Board next considered whether to renew the Subadvisory Agreement between Envestnet and The London Company of Virginia (“London”) to manage a portion of the Equity Fund’s assets. The Committee members acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to the Committee in advance of the meeting. They noted that no changes are proposed to the Subadvisory Agreement. The Committee members reported that the materials specifically provided to them included the following information: (i) an executed copy of the current Subadvisory Agreement between Envestnet and London, (ii) a letter requesting information that the Committee likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and London’s response to such letter, containing among other information, a description of London’s services to the Equity Fund; its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that London has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity Fund, (iv) London’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the performance of London’s portion of the Equity Fund for the year-to-date, three month, and 1-year periods ended September 30, 2009 and comparisons of the same to the MSCI World Index benchmark, the Morningstar World Stock Fund category average and a peer group selected by the Administrator of world stock funds for the same periods, and (vi) a comparison of the subadvisory fee to fees charged by London to other similarly managed accounts. The Committee members recalled that after discussing the 15(c) materials, they had contacted certain portfolio managers and the compliance officer of London and had interviewed them for approximately a half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Adviser and London that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s Management Agrrements and Subadvisory Agreements. As a result, the Committee members summarized their review as follows:

(i)        The Nature, Extent and Quality of Services –The Committee members reviewed the responses from London as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs. The Committee members noted that London manages approximately $870 million in assets, of which the Equity Fund’s assets comprise a small portion. The Committee members noted that London provides the services of three portfolio managers to manage its portion of the Equity Fund and that London’s resources appear adequate. The Committee members noted that the portfolio managers appear to have adequate experience to manage its portion of the Equity Fund and are supported by a team of additional personnel. The Committee members noted that London provides the support of two traders, and three administrative professionals, including London’s chief compliance officer. The Committee members noted that London had reported that it would be using new service providers to improve its proxy voting management and reporting. The Trust’s CCO advised the Committee members that the compliance policies and procedures of London appeared to be adequately designed to prevent violation of federal securities laws.

(ii)       Fund Performance – The Committee members noted that London’s portion of the Fund’s portfolio had outperformed its peer group average, the Morningstar World Stock Fund category average and its benchmark for the three months, year-to-date and one-year periods ended September 30, 2009.

(iii)      Fee Rates and Profitability – The Committee members then compared the subadvisory fees to those charged by London to other accounts. The Committee members noted that the 0.35% subadvisory fee charged by London with respect to the Equity Fund was significantly lower than the 0.85% lowest standard advisory fee charged by London to its other accounts. The Committee members further noted that London’s fee for managing its portion of the Equity Fund was paid out of Envestnet’s advisory fee. The Committee members reviewed London’s financial statements. They noted that the firm continued to have positive net income in the last fiscal year. They further noted that London reported that the firm’s overall profitability with respect to the Subadvisory Agreement, net of expenses, appeared reasonable. The Committee members noted that with respect to its soft dollar arrangements, London stated it pays average commissions of about $0.03 per share to brokers providing research services, and that the average commission rate paid by the Equity Fund to brokers providing research services to London is lower than the average commission rate paid by London’s private accounts for similar transactions. The Committee members noted that London reported allocating soft dollars among clients pro-rata as a percentage of the client’s assets based on total assets under management.

(iv)       Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Committee members also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the advisory fees. As previously discussed, the Committee noted that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses. The Committee members therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that London’s fees were paid by the Adviser, not the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Equity Fund's sub-advisory fees were reasonable, and that its members unanimously were recommending that the Board renew the Subadvisory Agreement between Envestnet and London regarding the Equity Fund. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that the Subadvisory Agreement between Envestnet and London regarding the Equity Fund was reasonable and should be continued for an additional year.

(b)	Pictet Asset Management, Inc.

The Board next considered whether to renew the Subadvisory Agreement between Envestnet, as adviser to the Equity Fund, and Pictet Asset Management, Inc. (“Pictet”).

The Committee members acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided to their in advance of the meeting. They noted that no changes are proposed to the Subadvisory Agreement with Pictet. The Committee members noted that the materials specifically provided to the Committee included the following information: (i) an executed copy of the current Subadvisory Agreement between Envestnet and Pictet (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Investment Company Act of 1940; and Pictet’s response to such letter, containing among other information, a description of Pictet’s services to the Equity Fund; its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that Pictet has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity Fund, (iv) Pictet’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the performance of Pictet’s portion of the Equity Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the MSCI EAFE benchmark, the Morningstar World Stock Fund category average and a peer group selected by the Administrator of world stock funds for the same periods, and (vi) a comparison of the subadvisory fee to fees charged by Pictet to other similarly managed accounts. The Committee members recalled that they had interviewed portfolio managers and other representatives from Pictet for approximately a half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the adviser and Pictet that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s Management Agreements and Subadvisory Agreements. As a result, the Committee members summarized their review as follows:

(i)        The Nature, Extent and Quality of Services –The Committee members reviewed the responses from Pictet as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs. The Committee members noted that Pictet manages approximately $12 billion in assets, of which the Equity Fund’s assets comprise a small portion. The Committee members noted that Pictet provides the services of two portfolio managers to manage the relevant portion of the Fund and determined that Pictet’s resources appear adequate. The Committee members noted that the portfolio managers appear to have adequate experience to manage the Equity Fund and are supported by a team of additional personnel. The Committee members also noted that Pictet provides the support of administrative staff, and a third Senior Investment Manager with specific responsibility for international trading, as well as the head of compliance. The Committee members sought and received assurances from Pictet that trades are allocated fairly among the Equity Fund and the other Pictet accounts. Pictet’s executives assured the Committee that trades continue to be effected in compliance with Pictet’s trade allocation policy. The Committee noted that Pictet had not proposed any changes to the level of services provided to the Equity Fund. The Trust’s CCO informed the Committee members that the compliance policies and procedures of Pictet appeared to be adequately designed to prevent violation of federal securities laws.

(ii)       Fund Performance – The Committee members noted that Pictet’s portion of the Fund’s portfolio was outperforming its peer group average, the Morningstar World Stock Fund category average and its benchmark for the three-month, year-to-date and one-year periods ending September 30, 2009.

(iii)      Fee Rates and Profitability – The Committee members then compared the subadvisory fees to those charged by Pictet to other accounts. The Committee members noted that the 0.50% subadvisory fee charged by Pictet to the Fund was lower than the 0.70% standard advisory fee charged by Pictet to private accounts using a similar international strategy. The Committee members noted that Pictet’s fee for managing its portion of the Equity Fund was paid out of Envestnet’s advisory fee. The Committee members reviewed Pictet’s financial statements and noted that the firm had positive net income in the last fiscal year, and appeared to have the financial resources to manage the Fund’s assets. It also considered Pictet’s report that it has substantially more regulatory capital than required by law. The Committee members noted that Pictet it is an investment adviser registered under the U.K.’s Financial Services Act and as such, had entered into commission sharing agreements, which are similar to soft dollar agreements, with respect to the Equity Fund.

(iv)       Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Committee also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the fees. As previously discussed, the Committee members recalled that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses. The Committee members therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that Pictet’s fees were paid by the adviser, not the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Equity Fund's sub-advisory fees were reasonable, and that its members unanimously were recommending that the Board renew the Subadvisory Agreement between Envestnet and Pictet regarding the Equity Fund. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that the Subadvisory Agreement between Envestnet and Pictet regarding the Equity Fund was reasonable and should be continued for an additional year.

 (c)  Aletheia Research and Management, Inc.

The Board next determined whether to renew the Subadvisory Agreement between Envestnet, as adviser to the Equity Fund, and Aletheia Research and Management, Inc. (“Aletheia”). The Committee members acknowledged receiving and reviewing the materials compiled by the Trust’s Administrator and provided in advance of the meeting. They noted that no changes are proposed to Aletheia’s Subadvisory Agreement. They recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Subadvisory Agreement between Envestnet and Aletheia (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and Aletheia’s response to such letter, containing among other information, a description of Aletheia’s services to the Equity Fund, its profitability from sub-advising the Equity Fund and ideas for future growth of the Equity Fund, (iii) certifications from the Trust’s CCO that Aletheia has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Equity Fund, (iv) Aletheia’s Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the performance of Aletheia’s portion of the Equity Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Russell 1000 Growth Index benchmark, the Morningstar Large Growth Fund category average and a peer group selected by the Administrator of large growth funds for the same periods, and (vi) a comparison of the subadvisory fee to fees charged by Aletheia to other similarly managed accounts. The Committee members recalled that after discussing the materials, they had contacted the President, portfolio managers and other executives of Aletheia, and had interviewed them for approximately a half hour.

The Committee members confirmed that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the adviser and Aletheia that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Equity Fund’s management and subadvisory agreements. As a result, the Committee members summarized their review as follows:

(i)        The Nature, Extent and Quality of Services –The Committee members reviewed the responses from Aletheia as to the resources provided to the Equity Fund, and considered the adequacy of such resources in light of the levels of the Equity Fund’s assets, and whether the resources are sufficient to achieve good performance, compliance and other needs. The Committee members noted that Aletheia manages approximately $6.7 billion in assets, of which the Equity Fund’s assets comprise a small part. The Committee members determined that Aletheia’s resources appear adequate, and specifically noted that Aletheia provides the services of its Chief Investment Officer as portfolio manager to manage the relevant portion of the Equity Fund. The Committee members noted Aletheia’s report that it had devoted additional resources and had acquired additional investment and research personnel to assist the firm’s Chief Investment Officer. The Committee members also noted that Aletheia provides the support of administrative staff, including its Director of Research, two research analysts, and its in-house legal counsel. The Committee members noted that Aletheia had not proposed any changes to the level of services provided to the Equity Fund. The Trust’s CCO informed the Committee members that the compliance policies and procedures of Aletheia appeared to be adequately designed to prevent violation of federal securities laws.

(ii)       Fund Performance – The Committee members noted that Aletheia’s portion of the Fund’s portfolio was outperforming its peer group average, the Morningstar Large Growth Fund category average and its benchmark for the three-month, year-to-date and one-year periods ending September 30, 2009.

(iii)      Fee Rates and Profitability – The Committee members then compared the subadvisory fees to those charged by Aletheia to other accounts. The Committee members noted that the 0.50% subadvisory fee charged by Aletheia to the Equity Fund was lower than the 0.65% standard advisory fee charged by Aletheia to private accounts using a similar strategy. It further noted that among the sub-advisers to the Equity Fund, Envestnet currently allocates approximately 50% of the Equity Fund’s assets to Aletheia. The Committee members recalled that although Aletheia did not provide financial statements for its review, Aletheia’s President assured the Committee that his firm’s financial condition remained sound. The Committee noted that Aletheia has not entered into soft dollar arrangements with respect to the Equity Fund. The Committee members considered that Aletheia has an affiliated broker-dealer, but noted that it does not use such affiliate to execute the Equity Fund’s portfolio transactions.

(iv)       Economies of Scale – In determining the reasonableness of the advisory and subadvisory fees, the Committee members also considered whether economies of scale will be realized as the Equity Fund grows larger, and the extent to which this is reflected in the advisory fees. As previously discussed, the Committee members noted that the Management Agreement has not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Equity Fund’s expenses. The Committee members therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fee, noting that Aletheia’s fees were paid by the Adviser, not the Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Equity Fund's sub-advisory fees were reasonable, and that its members unanimously were recommending that the Board renew the Subadvisory Agreement between Envestnet and Aletheia regarding the Equity Fund. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that the Subadvisory Agreement between Envestnet and Aletheia regarding the Equity Fund was reasonable and should be continued for an additional year.

3.	Sub-Advisers to 3 to 1 Strategic Income Fund

(a)	Loomis Sayles & Co.

The Board next considered whether to renew the Subadvisory Agreement between Envestnet, as adviser to the Income Fund, and Loomis Sayles & Company, L.P. (“Loomis”).

The Committee members that noted changes are proposed to Loomis’ Subadvisory Agreement. They recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Subadvisory Agreement between Envestnet and Loomis (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and Loomis’ response to such letter, containing among other information, a description of Loomis’ services to the Income Fund, its profitability from sub-advising the Income Fund and ideas for future growth of the Income Fund, (iii) certifications from the Trust’s CCO that Loomis has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Income Fund, (iv) Loomis’ current financial statements as well as its Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the performance of Loomis’ portion of the Income Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Barclay’s U.S. Aggregate Bond Index benchmark, the Morningstar Multisector Bond Fund category average and a peer group selected by the Administrator of multisector bond funds for the same periods, and (vi) a comparison of the subadvisory fee to fees charged by Loomis to similarly managed accounts. The Committee members recalled that after discussing the materials, they had contacted Loomis’s portfolio manager, chief compliance officer, and comptroller, and had interviewed them for approximately a half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Adviser and Loomis that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Income Fund’s Management Agreements and Subadvisory Agreements. As a result, the Committee members summarized their review as follows:

(i)        The Nature, Extent and Quality of Services – The Committee members noted that Loomis manages approximately $140 billion in assets as of September 30, 2009. The Committee members reviewed the responses from Envestnet and Loomis as to the resources provided to the Income Fund, and considered the adequacy of such resources in light of the levels of Income Fund assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Committee members determined that Loomis’ resources appear adequate, and specifically noted that Loomis provides the services of two portfolio managers to manage the relevant portion of the Income Fund, and the support of professional administrative staff, including its General Counsel and Chief Compliance Officer. The Committee members noted that Loomis manages a number of accounts using a similar fixed income strategy to that used to manage the Income Fund. As a result, it sought and received assurances from Loomis that trades are allocated fairly among the Income Fund and the other Loomis accounts and are in compliance with Loomis’ trade allocation policy. The Trust’s CCO informed the Committee members that Loomis’ compliance policies and procedures were reasonably designed to prevent violation of federal securities laws. The Trustees recalled that Loomis’ executives had reported that there had been strategic reductions in its personnel but that its number of employees was higher than a year ago. The Committee members noted that Loomis had not proposed any changes to the level of services provided to the Income Fund.

(ii)       Performance – The Committee members considered the performance of the portion of the Income Fund managed by Loomis for the year-to-date, three-month and one-year periods ended September 30, 2009. The Committee members noted that the portion of the Income Fund managed by Loomis had underperformed its peer group average and the Morningstar Multisector Bond Fund category average, but had outperformed its benchmark for each period (except that it had outperformed the Morningstar average for the one-year period).

(iii)      Fee Rates and Profitability – The Committee members then compared the subadvisory fee charged by Loomis to the fees charged to its other similarly managed accounts. The Committee members noted that at 0.30% the subadvisory fee Envestnet pays to Loomis was equal to the lowest level in Loomis’ standard fee schedule and lower than the fee charged by Loomis to other mutual funds with similar investment strategies. The Committee members reviewed the consolidated balance sheet of Loomis, Sayles & Co., L.P. for December 31, 2008 and considered Loomis’ report that it had added significant new business. The Committee members determined that the subadvisory fees charged by Loomis were reasonable. The Committee members noted that Loomis reported that it does not enter into soft dollar arrangements for the Income Fund and does not use an affiliated broker-dealer to execute the Income Fund’s portfolio transactions.

(iv)       Economies of Scale - The Committee members next considered whether economies of scale will be realized as the Income Fund grows larger, and the extent to which this is reflected in the advisory fees. The Committee members noted that the Income Fund had been in operation for less than two years and that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Income Fund. The Committee members noted that the Management Agreement had not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Income Fund’s expenses. The Committee members therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fees, noting that Loomis’ fees were paid by Envestnet, not the Income Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Income Fund's sub-advisory fees were reasonable, and that its members unanimously were recommending that the Board renew the Subadvisory Agreement between Envestnet and Loomis regarding the Income Fund. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that the Subadvisory Agreement between Envestnet and Loomis regarding the Income Fund was reasonable and should be continued for an additional year.

(b)               SMH Capital

The Board next considered whether to renew the Subadvisory Agreement between Envestnet, as adviser to the Income Fund, and and SMH Capital Advisors, Inc. (“SMH”).

The Committee members noted that no changes are proposed to SMH’s Subadvisory Agreement. They recalled that the materials specifically provided to the Committee included the following information: (i) an executed copy of the Subadvisory Agreement between Envestnet and SMH (ii) a letter requesting information that the Trustees likely would consider in renewing the Subadvisory Agreement as required under Section 15(c) of the Act; and SMH’s response to such letter, containing among other information, a description of SMH’s services to the Income Fund, its profitability from sub-advising the Income Fund and ideas for future growth of the Income Fund, (iii) a certification from the Trust’s CCO that SMH has adopted a compliance program that is reasonably designed to prevent violation of federal securities laws by the Income Fund, (iv) SMH’s current financial statements as well as its Form ADV Part I and II and accompanying schedules, (v) reports provided by the Administrator regarding the performance of SMH’s portion of the Income Fund for the year-to-date, three-month, and one-year periods and comparisons of the same to the Barclay’s U.S. High Yield Corporate Bond Index benchmark, the Morningstar High Yield Bond Fund category average and a peer group selected by the Administrator of high yield bond funds for the same periods, and (vi) a comparison of the subadvisory fee to those charged by SMH to similarly managed accounts. The Committee members recalled that after discussing the materials, they had contacted SMH’s portfolio manager and compliance officer, and had interviewed them for approximately one half hour.

The Committee members noted that they had received and evaluated such information as they deemed necessary to make their decision. They also noted that they had taken into account a number of factors that they believed, in light of the legal advice provided by legal counsel to the Trust and legal counsel to the Independent Trustees, and their own business judgment, to be relevant. They noted that this included information regarding the Adviser and SMH that had been provided to the Board throughout the year at regular meetings of the Board, as well as information that was specifically furnished to the Committee in connection with its review of the Income Fund’s Management Agreement and Subadvisory Agreements. As a result, the Committee members summarized their review as follows:

(i)        The Nature, Extent and Quality of Services – The Committee members noted that SMH manages approximately $1.1 billion in assets as of September 30, 2009. The Committee members reviewed the responses from Envestnet and SMH as to the resources provided to the Income Fund, and considered the adequacy of such resources in light of the levels of the Income Fund’s assets, and whether the resources are sufficient to achieve positive performance, compliance and other needs. The Committee members determined that SMH’s resources appear adequate, and specifically noted that SMH provides the services of two portfolio managers to manage the relevant portion of the Income Fund, the support of administrative staff, including research analysts, traders, and a compliance officer.

The Committee members noted that SMH manages a number of accounts with similar strategy to the Income Fund, including acting as sub-adviser to another mutual fund. The Committee members recalled that they had sought and received assurances from SMH that trades are allocated fairly among the Income Fund and the other accounts and in compliance with SMH Capital’s trade allocation policy. The Trust’s CCO informed that Committee members that SMH had revised and enhanced its Code of Ethics during the year, and confirmed that SMH’s compliance policies and procedures were reasonably designed to prevent violations of federal securities laws.

(ii)       Performance – The Committee members considered the performance of the portion of the Income Fund managed by SMH for the year-to-date, three-month and one-year periods ended September 30, 2009. The Committee members noted that although the portion of the Income Fund managed by SMH had underperformed its benchmark for each period, it had outperformed its peer group average and the Morningstar High Yield Bond Fund category average for the year-to-date and one-year periods.

(iii)      Fee Rates and Profitability – The Committee members then compared SMH’s subadvisory fee for the Income Fund to the fees charged to its other accounts. The Committee members noted that at 0.35% the subadvisory fee was lower than the 0.50% minimum advisory fee that SMH charges to its private accounts and SMH reported that the subadvisory fee was approximately half of its typical fee. The Committee members reviewed the consolidated financial statements for Sanders Morris Harris Group, Inc., the parent company of SMH and noted that the firm’s financial strength had improved and that the firm had reported positive net income for the three months ended June 30, 2009. The Committee members also reviewed the profitability analysis provided by SMH and determined that SMH’s reported profitability with respect to the subadvisory relationship, net of expenses, was reasonable. The Committee members noted that SMH had stated that it does not enter into soft dollar arrangements, and that it does not use affiliated broker-dealers to execute the Fund’s portfolio transactions.

(iv)       Economies of Scale - The Committee members also considered whether economies of scale will be realized as the Income Fund grows larger, and the extent to which this is reflected in the advisory fee. The Committee members noted that the Income Fund had been in operation for less than two years and that it did not appear that Envestnet has begun to realize any significant economies of scale from managing the Income Fund. The Committee members noted that the Management Agreement had not been profitable and that fee breakpoints are not necessary at this time due to Envestnet’s commitment to capping the Income Fund’s expenses. The Committee members therefore concluded that it was not necessary to introduce fee breakpoints to the subadvisory fees, noting that SMH’s fees were paid by Envestnet, not the Income Fund.

The Committee reviewed the foregoing with the Board, indicating that its members had determined that the Income Fund's sub-advisory fees were reasonable, and that its members unanimously were recommending that the Board renew the Subadvisory Agreement between Envestnet and SMH regarding the Income Fund. After reviewing and discussing the materials and the Committee’s recommendation, the Board, including all of the Independent Trustees who are not “interested” persons of the Trust or of the Adviser, within the meaning of the 1940 Act, unanimously determined that the Subadvisory Agreement between Envestnet and SMH regarding the Income Fund was reasonable and should be continued for an additional year.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30, is available without charge upon request by (1) calling the Funds at (866) 616-4848 and (2) from Fund documents filed with the Securities and Exchange Commission (“SEC”) on the SEC’s website at www.sec.gov.

TRUSTEES

Stephen A. Little, Chairman

Gary E. Hippenstiel

Daniel J. Condon

Ronald C. Tritschler

Nancy V. Kelly

Kenneth G.Y. Grant

OFFICERS

Melissa K. Gallagher, President

John C. Swhear, Senior Vice-President

Christopher E. Kashmerick, Treasurer and Chief Financial Officer

William J. Murphy, Assistant Treasurer

Heather A. Bonds, Secretary

Tara Pierson, Assistant Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISER

Envestnet Asset Management, Inc.

35 East Wacker Drive, 24th Floor

Chicago, IL 60601

DISTRIBUTOR

Unified Financial Securities, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Parkway, Suite 1100

Westlake, OH 44145

LEGAL COUNSEL

Thompson Coburn LLP

One US Bank Plaza

St. Louis, MO 63101

LEGAL COUNSEL TO THE INDEPENDENT TRUSTEES

Thompson Hine LLP

312 Walnut St., 14th Floor

Cincinnati, OH 45202

CUSTODIAN

Huntington National Bank

41 South Street

Columbus, OH 43125

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTANT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member FINRA/SIPC

Item 2. Code of Ethics.

(a)        As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)        Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f)        Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a)        The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

3 to 1 Funds:	FY 2009	$23,500
FY 2008	$22,000

Crawford Dividend Growth Fund:	FY 2009	$12,500
FY 2008	$12,500

(b)	Audit-Related Fees
Registrant

3 to 1 Funds:	FY 2009	$0
FY 2008	$0

Crawford Dividend Growth Fund:	FY 2009	$0
FY 2008	$0

(c)	Tax Fees
Registrant

3 to 1 Funds:	FY 2009	$4,500
FY 2008	$4,000

Crawford Dividend Growth Fund:	FY 2009	$2,000
FY 2008	$2,000

Nature of the fees:	Preparation of the 1120 RIC and Excise review

(d)	All Other Fees
Registrant

3 to 1 Funds:	FY 2009	$0
FY 2008	$0

Crawford Dividend Growth Fund:	FY 2009	$0
FY 2008	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f)        During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)        The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant	Adviser
FY 2009	$ 0	$ 0
FY 2008	$ 0	$ 0

(h)        Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)        Based on an evaluation of the registrant’s disclosure controls and procedures as of February 18, 2010 the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)        There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (1)	Code is filed herewith

(2)

Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Unified Series Trust

By
*/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 3/10/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
*/s/ Melissa K. Gallagher
Melissa K. Gallagher, President

Date: 3/10/2010

By
*/s/ Christopher E. Kashmerick
Christopher E. Kashmerick, Treasurer

Date: 3/10/2010